EXHIBIT 2.04

                          SIMON PROPERTY GROUP, INC.

                             ARTICLES OF AMENDMENT

     SIMON  PROPERTY GROUP, INC., a Maryland corporation, having its  principal

office   in   Baltimore  City,  Maryland  (which  is  hereinafter  called   the

"Corporation"),  hereby certifies to the State Department  of  Assessments  and

Taxation of Maryland that:

     FIRST:    The Charter of the Corporation is hereby amended by changing the following provisions:





     1.   Article SECOND is hereby replaced in its entirety by the following:

     SECOND:    The  name of the corporation (which is hereinafter  called  the
"Corporation") is:

                          Simon DeBartolo Group, Inc.



     2. Paragraph (a) of Article SIXTH is hereby replaced in its entirety by the following:

     SIXTH: (a) The total number of shares of stock of all classes which the Corporation has authority to issue is 650,000,000 shares of capital stock (par value $.000l per share), amounting in aggregate par value to $65,000.00, of which shares 384,000,000 are classified as "Common Stock", 12,000,000 are classified as "Class B Common Stock", 4,000,000 are classified as "Series A Preferred Stock," and 250,000,000 are classified as "Excess Stock". The Board of Directors may classify and reclassify any unissued shares of capital stock by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock.



     3.   Article NINTH is hereby replaced in its entirety by the following:

     NINTH:    (a)  (1)  The following terms shall have the following meaning:

          "Aggregate Assumed Equity Interest in the Corporation" shall mean the aggregate equity interest in the Corporation represented by the Common Stock, the Class B Common Stock, and the Units on the assumption that all shares of Class B Common Stock and all such Units are exchanged for Common Stock

          "Beneficial Ownership" shall mean ownership of Capital Stock by a Person who would be treated as an owner of such shares of Capital Stock either directly or indirectly through the application of
     Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code, and any comparable successor provisions thereto. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have correlative meanings.

          "Beneficiary" shall mean any Qualified Charitable Organization which, from time to time, is designated by the Corporation to be a beneficiary of the Trust.

          "Board of Directors" shall mean the Board of Directors of the Corporation.

          "By-Laws" shall mean the By-Laws of the Corporation.

          "Capital Stock" shall mean stock that is Common Stock, Class B Common Stock, Excess Stock or Preferred Stock.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          "Constructive Ownership" shall mean ownership of Capital Stock by a Person who would be treated as an owner of such shares of Capital Stock either directly or indirectly through the application of Section 318 of the Code, and any comparable successor provisions thereto, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructively Owns" and "Constructively Owned" shall have correlative meanings.

          "DeBartolo Family Group" shall mean the Estate of Edward J. DeBartolo, Sr., Edward J. DeBartolo, Jr. and Marie Denise DeBartolo York, other members of the immediate family of any of the foregoing, any other lineal descendants of any of the foregoing, any estates of any of the foregoing, any trusts established for the benefit of any of the foregoing, and any other entity controlled by any of the foregoing.

          "DeBartolo Family Group Initial Aggregate Assumed Equity Interest in the Corporation" shall mean the portion of the Aggregate Assumed Equity Interest in the Corporation owned by the DeBartolo Family Group immediately following the closing of the Merger.

          "Exchange Rights" shall mean any rights granted to limited partners of Simon DeBartolo Group, L.P., a Delaware limited partnership (including pursuant to an Exchange Rights Agreement) and Simon Property Group L.P., a Delaware limited partnership, to exchange (subject to the Ownership Limit) limited partnership interests in such Partnership for shares of Capital Stock.

          "Independent Director" shall mean a director of the Corporation who is neither employed by the Corporation nor a member (or an affiliate of a member) of the Simon Family Group.

          "Market Price" of any class of Capital Stock on any date shall mean the average of the Closing Price for the five consecutive Trading Days ending on such date, or if such date is not a Trading Date, the five consecutive Trading Days preceding such date. The "Closing Price" on any date shall mean (i) the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange, or (ii) if such class of Capital Stock is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such class of capital stock is listed or admitted to trading, or (iii) if such class of capital stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotations systems that may then be in use, or (iv) if such class of Capital Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such class of Capital Stock selected by the Board of Directors.

          "Merger" shall mean the merger, pursuant to the Agreement and Plan of Merger dated March 26, 1996 among the Corporation, Day Acquisition Corp., an Ohio corporation and a wholly owned subsidiary of the Corporation ("Sub"), and DeBartolo Realty Corporation, an Ohio corporation ("DeBartolo"), pursuant to which merger Sub shall be merged with and into DeBartolo.

          "Option" shall mean any options, rights, warrants or convertible or exchangeable securities containing the right to subscribe for, purchase or receive upon exchange or conversion shares of Capital Stock.

          "Ownership Limit" shall mean (x) in the case of any member of the Simon Family Group, 24%, and (y) in the case of any other Person, 6%, in each case, of any class of Capital Stock, or any combination thereof, determined by (i) number of shares outstanding, (ii) voting power or (iii) value (as determined by the Board of Directors), whichever produces the smallest holding of Capital Stock under the three methods, computed with regard to all outstanding shares of Capital Stock and, to the extent provided by the Code, all shares of Capital Stock issuable under outstanding Options and Exchange Rights that have not been exercised.

          "Person" shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as the term is used for purposes of
     Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

          "Purported Beneficial Holder" shall mean, with respect to any event (other than a purported Transfer) which results in Excess Stock, the Person for whom the Purported Record Holder held shares that were, pursuant to subparagraph (a)(3) of this article NINTH, automatically converted into Excess Stock upon the occurrence of such event.

          "Purported Beneficial Transferee" shall mean, with respect to any purported Transfer which results in Excess Stock, the purported beneficial transferee for whom the Purported Record Transferee would have acquired shares of Common Stock or Preferred Stock if such Transfer had been valid under subparagraph (a)(2) of this Article NINTH.

          "Purported Record Holder" shall mean, with respect to any event (other than a purported Transfer) which results in Excess Stock, the record holder of the shares that were, pursuant to subparagraph
     (a)(3) of this Article NINTH, automatically converted into Excess Stock upon the occurrence of such event.

          "Purported Record Transferee" shall mean, with respect to any purported Transfer which results in Excess Stock, the record holder of the Common Stock or the Preferred Stock if such Transfer had been valid under subparagraph (a)(2) of this Article NINTH.

          "Qualified Charitable Organization" shall mean (i) any entity which would be exempt from federal income under Section 501(c)(3) of the Code and to which contributions are deductible under Section 170 of the Code or (ii) any federal, state or local government entity.

          "REIT" shall mean a real estate investment trust under Section 856 of the Code.

          "Restriction Termination Date" shall mean the first day after the effective date of the Merger on which the Corporation's status as a REIT shall have been terminated by the Board of Directors and the stockholders of the Corporation.

          "Simon Family Group" shall mean Melvin Simon, Herbert Simon and David Simon, other members of the immediate family of any of the foregoing, any other lineal descendants of any of the foregoing, any estates of any of the foregoing, any trust established for the benefit of any of the foregoing, and any other entity controlled by any of the foregoing.

          "Simon Family Group Initial Aggregate Assumed Equity Interest in the Corporation" shall mean the portion of the Aggregate Assumed Equity Interest in the Corporation owned by the Simon Family Group immediately following the closing of the Merger.

          "Trading Day" shall mean, with respect to any class of Capital Stock, a day on which the principal national securities exchange on which such class of Capital Stock is listed or admitted to trading is open for the transaction of business or, if such class of Capital Stock is not listed or admitted to trading on any national securities exchange, shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

          "Transfer" shall mean any sale, transfer, gift, hypothecation, pledge, assignment, devise or other disposition of Capital Stock (including (i) the granting of any option (including an option to acquire an Option or any series of such options) or entering into any agreement for the sale, transfer or other disposition of Capital Stock or (ii) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Capital Stock), whether voluntary or involuntary, whether of record, constructively or beneficially and whether by operation of law or otherwise.

          "Trust"  shall  mean the trust created pursuant to  subparagraph
     (b)(1) of this Article NINTH.

          "Trustee" shall mean any trustee for the Trust (or any successor trustee) appointed from time to time by the Corporation; provided, however, during any period in which Excess Stock is issued and outstanding the Corporation shall undertake to appoint trustees of the Trust which trustees are unaffiliated with the Corporation.

          "Undesignated Excess Stock" shall have the meaning set forth in subparagraph (b)(3) of this Article NINTH.

          "Units"   shall  mean  units  representing  limited  partnership
     interests   in  Simon  Property  Group,  L.P.  or  DeBartolo   Realty
     Partnership L.P.

          (2) (A) Except as provided in subparagraph (a)(9) of this Article NINTH, from the effective date of the Merger and prior to the Restriction Termination Date, no Person shall Beneficially Own or Constructively Own shares of the outstanding Capital Stock in excess of the Ownership Limit.

               (B) Except as provided in subparagraph (a)(9) of this Article NINTH, from the effective date of the Merger and prior to the Restriction Termination Date, any Transfer that, if effective, would result in any Person Beneficially Owning or Constructively Owning Capital Stock in excess of the Ownership Limit shall be void ab initio as to the Transfer of that number of shares of Capital Stock which would be otherwise Beneficially or Constructively Owned by such Person in excess of the Ownership Limit; and the intended transferee shall acquire no rights in such shares of Common Stock or Preferred Stock in excess of the Ownership Limit.

               (C) Except as provided in subparagraph (a)(9) of this Article NINTH, from the effective date of the Merger and prior to the Restriction Termination Date, any Transfer that, if effective, would result in the Capital Stock being Beneficially Owned by fewer than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio; and the intended transferee shall acquire no rights in such shares of Common Stock or Preferred Stock.

               (D) Except as provided in subparagraph (a)(9) of this Article NINTH, from the effective date of the Merger and prior to the Restriction Termination Date, any Transfer of shares or other event or transaction involving Capital Stock that, if effective, would result in the Corporation being "closely held" within the meaning of
     Section 856(h) of the Code shall be void ab initio as to the Transfer of that number of shares or other event or transaction of Capital Stock which would cause the Corporation to be "closely held" within the meaning of Section 856(h) of the Code; and the intended transferee shall acquire no rights in such shares of Common Stock or Preferred Stock in excess of the Ownership Limit.

          (3) (A) If, notwithstanding the other provisions contained in this Article NINTH, at any time after the effective date of the Merger and prior to the Restriction Termination Date, there is a purported Transfer or other event such that any Person would Beneficially Own or Constructively Own Capital Stock in excess of the Ownership Limit, then, except as otherwise provided in subparagraph
     (a)(9), each such share of Common Stock or Preferred Stock which, when taken together with all other Capital Stock, would be in excess of the Ownership Limit (rounded up to the nearest whole share), shall automatically be converted into one share of Excess Stock, as further described in subparagraph (a)(3)(C) below and such shares of Excess Stock shall be automatically transferred to the Trustee as trustee for the Trust. The Corporation shall issue fractional shares of Excess Stock if required by such conversion ratio. Such conversion shall be effective as of the close of business on the business day prior to the date of the Transfer or other event.

               (B) If, notwithstanding the other provisions contained in this Article NINTH, at any time after the effective date of the Merger and prior to the Restriction Termination Date, there is a purported Transfer or other event which, if effective, would cause the Corporation to become "closely held" within the meaning of
     Section 856(h) of the Code, then each share of Common Stock or Preferred Stock being Transferred or which are otherwise affected by such event and which, in either case, would cause, when taken together with all other Capital Stock, the Corporation to be "closely held" within the meaning of Section 856(h) of the Code (rounded up to the nearest whole share) shall automatically be converted into one share of Excess Stock, as further described in subparagraph (a)(3)(C) of this Article NINTH, and such shares of Excess Stock shall be automatically transferred to Trustee as trustee for the Trust. The Corporation shall issue fractional shares of Excess Stock if required by such conversion ratio. Such conversion shall be effective as of the close of business on the business day prior to the date of the Transfer or other event.

               (C) Upon conversion of Common Stock or Preferred Stock into Excess Stock pursuant to this subparagraph (a)(3) of this Article NINTH, Common Stock shall be converted into Excess Common Stock and Preferred Stock shall be converted into Excess Preferred Stock.

          (4) If the Board of Directors or its designees shall at any time determine in good faith that a Transfer or other event has taken place in violation of subparagraph (a)(2) of this Article NINTH or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Capital Stock in violation of subparagraph (a)(2) of this Article NINTH, the Board of Directors or its designees may take such action as it or they deem advisable to refuse to give effect to or to prevent such Transfer or other event, including, but not limited to, refusing to give effect to such Transfer or other event on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event or transaction; provided, however, that any Transfers or attempted Transfers (or, in the case of events other than a Transfer, Beneficial Ownership or Constructive Ownership) in violation of subparagraphs (a)(2)(A), (B), (C) and (D) of this Article NINTH shall be void ab initio and any Transfers or attempted Transfers (or, in the case of events other than a Transfer, Beneficial Ownership or Constructive Ownership) in violation of subparagraphs (a)(2)(A), (B), and (D) shall automatically result in the conversion described in subparagraph (a)(3), irrespective of any action (or non-action) by the Board of Directors or its designees.

          (5) Any Person who acquires or attempts to acquire shares of Capital Stock in violation of subparagraph (a)(2) of this Article NINTH, or any Person who is a transferee such that Excess Stock results under subparagraph (a)(3) of this Article NINTH, shall immediately give written notice to the Corporation of such event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or attempted Transfer or other event on the Corporation's status as a REIT.

          (6) From the effective date of the Merger and prior to the Restriction Termination Date:

               (A) Every Beneficial Owner or Constructive Owner of more than 5%, or such lower percentages as required pursuant to regulations under the Code, of the outstanding Capital Stock of the Corporation shall, before January 30 of each year, give written notice to the Corporation stating the name and address of such Beneficial Owner or Constructive Owner, the general ownership structure of such Beneficial Owner or Constructive Owner, the number of shares of each class of Capital Stock Beneficially Owned or Constructively Owned, and a description of how such shares are held.

               (B) Each Person who is a Beneficial Owner or Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial Owner or Constructive Owner shall provide on demand to the Corporation such information as the Corporation may request from time to time in order to determine the Corporation's status as a REIT and to ensure compliance with the Ownership Limit.

          (7) Subject to subparagraph (a)(12) of this Article NINTH, nothing contained in this Article NINTH shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders by preservation of the Corporation's status as REIT and to ensure compliance with the Ownership Limit.

          (8) In the case of an ambiguity in the application of any of the provisions of subparagraph (a) of this Article NINTH, including any definition contained in subparagraph (a)(1), the Board of Directors shall have the power to determine the application of the provisions of this subparagraph (a) with respect to any situation based on the facts known to it.

          (9) The Board of Directors upon receipt of a ruling from the Internal Revenue Service or an opinion of tax counsel in each case to the effect that the restrictions contained in subparagraphs
     (a)(2)(A), (B), (C) and (D) of this Article NINTH will not be violated, may exempt a Person from the Ownership Limit:

               (A) (i) if such Person is not an individual for purposes of Section 542(a)(2) of the Code, or (ii) if such Person is an underwriter which participates in a public offering of Common Stock or Preferred Stock for a period of 90 days following the purchase by such underwriter of the Common Stock or Preferred Stock, or (iii) in such other circumstances which the Board of Directors determines are appropriately excepted from the Ownership Limit, and

               (B) the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual's Beneficial Ownership and Constructive Ownership of Capital Stock will violate the Ownership Limit and agrees that any violation or attempted violation will result in such Common Stock or Preferred Stock being converted into shares of Excess Stock in accordance with subparagraph (a)(3) of this Article NINTH.

          (10) From the effective date of the Merger and until the Restriction Terminate Date, each certificate for the respective class of Capital Stock shall bear the following legend:

          The shares of Capital Stock represented by this certificate are subject to restrictions on transfer for the purpose of the Corporation's maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended from time to time (the "Code"). Transfers in contravention of such restrictions shall be void ab initio. Unless excepted by the Board of Directors of the Corporation, no Person may (1) Beneficially Own or Constructively Own shares of Capital Stock in excess of 6% (other than members of the Simon Family Group, whose relevant percentage is 24%) of the value of any class of outstanding Capital Stock of the Corporation, or any combination thereof, determined as provided in the Corporation's Charter, as the same may be amended from time to time (the "Charter"), and computed with regard to all outstanding shares of Capital Stock and, to the extent provided by the Code, all shares of Capital Stock issuable under existing Options and Exchange Rights that have not been exercised; or (2) Beneficially Own Capital Stock which would result in the
          Corporation being "closely held" under Section 856(h) of the Code. Unless so excepted, any acquisition of Capital Stock and continued holding of ownership constitutes a continuous representation of compliance with the above limitations, and any Person who attempts to Beneficially Own or Constructively Own shares of Capital Stock in excess of the above limitations has an affirmative obligation to notify the Corporation immediately upon such attempt. If the restrictions on transfer are violated, the transfer will be void ab initio and the shares of Capital Stock represented hereby will be automatically converted into shares of Excess Stock and will be transferred to the Trustee to be held in trust for the benefit of one or more Qualified Charitable Organizations, whereupon such Person shall forfeit all rights and interests in such Excess Stock. In addition, certain Beneficial Owners or Constructive Owners must give written notice as to certain information on demand and on an annual basis. All capitalized terms in this legend have the meanings defined in the Charter. The Corporation will mail without charge to any requesting stockholder a copy of the Charter, including the express terms of each class and series of the authorized capital stock of the Corporation, within five days after receipt of a written request therefor.

          (11) If any provision of this Article NINTH or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected, and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

          (12) Nothing in this Article NINTH shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange.

          (b) (1) Upon any purported Transfer or other event that results in Excess Stock pursuant to subparagraph (a)(3) of this Article NINTH, such Excess Stock shall be deemed to have been transferred to the Trustee as trustee of the Trust for the exclusive benefit of one or more Qualifying Charitable Organizations as are designated from time to time by the Board of Directors with respect to such Excess Stock. Shares of Excess Stock held in trust shall be issued and outstanding stock of the Corporation. The Purported Record Transferee or Purported Record Holder and the Purported Beneficial Transferee or Purported Beneficial Holder shall have no rights in such Excess Stock, except such rights to certain proceeds upon Transfer of shares of Excess Stock or upon any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation as are expressly set forth herein.

          (2) Excess Stock shall be entitled to dividends in an amount equal to any dividends which are declared and paid with respect to shares of Common Stock or Preferred Stock from which such shares of Excess Stock were converted. Any dividend or distribution paid prior to discovery by the Corporation that shares of Common Stock or Preferred Stock have been converted into Excess Stock shall be repaid to the Corporation upon demand for delivery to the Trustee. The recipient of such dividend shall be personally liable to the Trust for such dividend. Any dividend or distribution declared but unpaid shall be rescinded as void ab initio with respect to such shares of Common Stock or Preferred Stock and shall automatically be deemed to have been declared and paid with respect to the shares of Excess Stock into which such shares of Common Stock or Preferred Stock shall have been converted.

          (3) In the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation, (i) subject to the preferential rights of the Preferred Stock, if any, as may be determined by the Board of Directors and the preferential rights of the Excess Preferred Stock, if any, each holder of shares of Excess Common Stock shall be entitled to receive, ratably with each other holder of Common Stock and Excess Common Stock that portion of the assets of the Corporation available for distribution to the holders of Common Stock or Excess Common Stock as the number of shares of the Excess Common Stock held by such holder bears to the total number of shares of Common Stock and the number of shares of Excess Common Stock then outstanding and
     (ii) each holder of shares of Excess Preferred Stock shall be entitled to receive that portion of the assets of the Corporation which a holder of the shares of Preferred Stock that were converted into such shares of Excess Preferred Stock would have been entitled to receive had such shares of Preferred Stock remained outstanding. Notwithstanding the foregoing, distributions shall not be made to holders of Excess Stock except in accordance with the following sentence. The Corporation shall distribute to the Trustee, as holder of the Excess Stock in trust, on behalf of the Beneficiaries any such assets received in respect of the Excess Stock in any liquidation, dissolution or winding up of, or any distribution of the assets of the Corporation. Following any such distribution, the Trustee shall distribute such proceeds between the Purported Record Transferee or Purported Record Holder, as appropriate, and the Qualified Charitable Organizations which are Beneficiaries in accordance with procedure for distribution of proceeds upon Transfer of Excess Stock set forth in subparagraph (b)(5) of this Article NINTH; provided, however, that with respect to any Excess Stock as to which no Beneficiary shall have been determined within 10 days following the date upon which the Corporation is prepared to distribute assets ("Undesignated Excess Stock"), any assets that would have been distributed on account of such Undesignated Excess Stock had a Beneficiary been determined shall be distributed to the holders of Common Stock and the Beneficiaries of the Trust designated with respect to shares of Excess Common Stock, or to the holders of Preferred Stock and the Beneficiaries of the Trust designated with respect to shares of Excess Preferred Stock as determined in the sole discretion of the Board of Directors.

          (4) Excess Stock shall be entitled to such voting rights as are ascribed to shares of Common Stock or Preferred Stock from which such shares of Excess Stock were converted. Any voting rights exercised prior to discovery by the Corporation that shares of Common Stock or Preferred Stock have been converted into Excess Stock shall be rescinded and recast as determined by the Trustee.

          (5) (A) Following the expiration of the ninety day period referred to in subparagraph (b)(6) of this Article NINTH, Excess
     Stock shall be transferable by the Trustee to any Person whose Beneficial Ownership or Constructive Ownership of shares of Capital Stock outstanding, after giving effect to such Transfer, would not result in the shares of Excess Stock proposed to be transferred constituting Excess Stock in the hands of the proposed transferee. A Purported Record Transferee or, in the case of Excess Stock resulting from any event other than a purported Transfer, the Purported Record Holder shall have no rights whatsoever in such Excess Stock, except that such Purported Record Transferee or, in the case of Excess Stock resulting from any event other than a purported Transfer, the Purported Record Holder, upon completion of such Transfer, shall be entitled to receive the lesser of a price per share for such Excess Stock not in excess (based on the information provided to the Corporation in the notice given pursuant to this subparagraph
     (b)(5)(A)) of (x) the price per share such Purported Beneficial Transferee paid for the Common Stock or Preferred Stock in the purported Transfer that resulted in the Excess Stock, or (y) if the Purported Beneficial Transferee did not give value for such shares of Excess Stock (through a gift, devise or other transaction), a price per share of Excess Stock equal to the Market Price of the Common Stock or Preferred Stock on the date of the purported Transfer that resulted in the Excess Stock. Upon such transfer of any interest in Excess Stock held by the Trust, the corresponding shares of Excess Stock in the Trust shall be automatically converted into such number of shares of Common Stock or Preferred Stock (of the same class as the shares that were converted into such Excess Stock) as is equal to the number of shares of Excess Stock, and such shares of Common Stock or Preferred Stock (of the same class as the shares that were converted into such Excess Stock) as is equal to the number of shares of Excess Stock, and such shares of Common Stock or Preferred Stock shall be transferred of record to the proposed transferee of the Excess Stock. If, notwithstanding the provisions of this Article NINTH, under any circumstances, a Purported Transferee receives an amount for shares of Excess Stock that exceeds the amount provided by the formula set forth above, the Purported Transferee must pay the excess to the Trust. Prior to any transfer resulting in Common Stock or Preferred Stock being converted into Excess Stock, the Purported Record Transferee and Purported Beneficial Transferee, jointly, or Purported Record Holder and Purported Beneficial Holder, jointly, must give written notice to the Corporation of the date and sale price of the purported Transfer that resulted in Excess Stock or the Market Price on the date of the other event that resulted in Excess Stock. Prior to a Transfer by the Trustee of any shares of Excess Stock, the intended transferee must give advance notice to the Corporation of the information (after giving effect to the intended Transfer) required under subparagraph (a)(6), and the Corporation must have waived in writing its purchase rights, if any, under subparagraph (b)(6) of this Article NINTH. The Board of Directors may waive the notice requirements of this subparagraph in such circumstances as it deems appropriate.

               (B) Notwithstanding the foregoing, if the provisions of paragraph (b)(5) of this Article NINTH are determined to be void or invalid by virtue of any legal decision, statue, rule or regulation, then the Purported Beneficial Transferee or Purported Beneficial Holder of any shares of Excess Stock may be deemed, at the option of the Corporation, to have acted as an agent on behalf of the Trust, in acquiring or holding such shares of Excess Stock and to hold such shares of Excess Stock in trust on behalf of the Trust.

          (6) Shares of Excess Stock shall be deemed to have been offered for sale by the Trust to the Corporation, or its designee, at a price per share of Excess Stock equal to the lesser of:

               (A) (i) in the case of Excess Stock resulting from a purported Transfer, (x) the price per share of the Common Stock or Preferred Stock in the transaction that created such Excess Stock (or, in the case of devise or gift, the Market Price of the Common Stock or Preferred Stock at the time of such devise or gift), or (y) in the absence of a notice from the Purported Record Transferee or Purported Record Holder and Purported Beneficial Transferee to the Corporation within ten days after request therefor, such price as may be determined by the Board of Directors in its sole discretion, which price per share of Excess Stock shall be equal to the lowest Market Price of Common Stock or Preferred Stock (whichever resulted in Excess Stock) at any time prior to the date the Corporation, or its designee, accepts such offer; or

                     (ii) in the case of Excess Stock resulting from an event other than a Purported Transfer, (x) the Market Price of the Common Stock or Preferred Stock on the date of such event, or (y) in the absence of a notice from the Purported Record Holder and Purported Beneficial Holder to the Corporation within ten days after request therefor, such price as may be determined, by the Board of Directors in its sole discretion, which price shall be the lowest Market Price for shares of Common Stock or Preferred Stock (whichever resulted in Excess Stock) at any time from the date of the event resulting in Excess Stock and prior to the date the Corporation, or its designee, accepts such offer, and

               (B) the Market Price of the Common Stock or Preferred Stock on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer for a period of ninety days after the later of (i) the date of the Transfer which resulted in such shares of Excess Stock and (ii) the date the Board of Directors determines in good faith that a Transfer or other event resulting in shares of Excess Stock has occurred, if the Corporation does not receive a notice of such Transfer or other event pursuant to subparagraph (a)(5) of this Article NINTH.

     SECOND:   (a)  As of immediately before the amendment the total number  of shares of stock of all classes which the Corporation has authority to issue  is

412,000,000  shares, of which shares 246,000,000 are Common  Stock,  12,000,000 are  Class  B  Common  Stock,  4,000,000 are  Series  A  Preferred  Stock,  and

150,000,000 are Excess Stock.

                (b)   As  amended the total number of shares of  stock  of  all

classes which the Corporation has authority to issue is 650,000,000 shares,  of which  384,000,000  shares  are  Common Stock (par  value  $.0001  per  share),

12,000,000  shares  are  Class B Common Stock (par  value  $.0001  per  share),

4,000,000 shares are Series A Preferred Stock (par value $.0001 per share), and

250,000,000 shares are Excess Stock (par value $.0001 per share).

               (c)  The aggregate par value of all shares having a par value is

$41,200 before the amendment and $65,000.00 as amended.

                (d)   The  shares of stock of the Corporation are divided  into

classes,  and the amendment contains a description, as amended, of each  class,

including  the  preferences,  conversion  and  other  rights,  voting   powers,

restrictions,  limitations  as  to dividends,  qualifications,  and  terms  and conditions of redemption.

     THIRD:     The  foregoing amendment to the Charter of the Corporation  has been  approved  by  a  majority of the entire Board of  Directors  and  by  the requisite number of shares entitled to vote on the matter.



IN  WITNESS WHEREOF, SIMON PROPERTY GROUP, INC. has caused these presents to be signed  in  its  name and on its behalf by its President and witnessed  by  its

Secretary on [           ], 1996.




WITNESS:





Secretary

SIMON PROPERTY GROUP, INC.



By

  President

      THE UNDERSIGNED, President of SIMON PROPERTY GROUP, INC., who executed on behalf of the Corporation the foregoing Articles of Amendment and Restatement of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment and Restatement to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.



                           By
                           ______________________
                           President

                          SIMON PROPERTY GROUP, INC.

                     ARTICLES OF AMENDMENT AND RESTATEMENT

     SIMON  PROPERTY GROUP, INC., a Maryland corporation, having its  principal

office   in   Baltimore  City,  Maryland  (which  is  hereinafter  called   the

"Corporation"),  hereby certifies to the State Department  of  Assessments  and

Taxation of Maryland that:

     FIRST:    The Charter of the Corporation is hereby amended and restated to read in its entirety as follows:

                          SIMON DeBARTOLO GROUP, INC.

                AMENDED AND RESTATED ARTICLES OF INCORPORATION

     FIRST: THE UNDERSIGNED, James J. Winn, Jr., whose address is Charles Center South, 36 South Charles Street, Baltimore, Maryland 21201, being at least eighteen years of age, acting as incorporator, does hereby form a corporation under the General Laws of the State of Maryland.

     SECOND:    The  name of the corporation (which is hereinafter  called  the
"Corporation") is:

                          Simon DeBartolo Group, Inc.

     THIRD:     (a) The purposes for which and any of which the Corporation  is formed and the business and objects to be carried on and promoted by it are:

          (1) To engage in the business of a real estate investment trust ("REIT") as that phrase is defined in the Internal Revenue Code of 1986, as amended (the "Code"), and to engage in any lawful act or activity for which corporations may be organized under the Maryland General Corporation Law.

          (2) To engage in any one or more businesses or transactions, or to acquire all or any portion of any entity engaged in any one or more businesses or transactions, which the Board of Directors may from time to time authorize or approve, whether or not related to the business described elsewhere in this Article or to any other business at the time or theretofore engaged in by the Corporation.

          (b) The foregoing enumerated purposes and objects shall be in no way limited or restricted by reference to, or inference from, the terms of any other clause of this or any other Article of the Charter of the Corporation, and each shall be regarded as independent; and they are intended to be and shall be construed as powers as well as purposes and objects of the Corporation and shall be in addition to and not in limitation of the general powers of corporations under the General Laws of the State of Maryland.

     FOURTH:    The  present address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202.

     FIFTH:    The name and address of the resident agent of the Corporation in this State is The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202. Said resident agent is a Maryland corporation.

     SIXTH: (a) The total number of shares of stock of all classes which the Corporation has authority to issue is 650,000,000 shares of capital stock (par value $.000l per share), amounting in aggregate par value to $65,000.00, of which shares 383,996,000 are classified as "Common Stock", 12,000,000 are classified as "Class B Common Stock", 4,000 are classified as "Class C Common Stock," 4,000,000 are classified as "Series A Preferred Stock," and 250,000,000 are classified as "Excess Stock". The Board of Directors may classify and reclassify any unissued shares of capital stock by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock.

          (b) The following is a description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Common Stock of the Corporation:

          (1) Each share of Common Stock shall have one vote, and, except as otherwise provided in respect of any class of stock hereafter classified or reclassified, and except as otherwise provided with respect to directors elected by the holders of the Class B Common Stock or of the Class C Common Stock, each voting as a separate class, the exclusive voting power for all purposes shall be vested in the holders of the Common Stock, the Class B Common Stock, the Class C Common Stock, and the Series A Preferred Stock, voting together as a single class. Shares of Common Stock shall not have cumulative voting rights.

          (2) Subject to the provisions of law and any preferences of any class of stock hereafter classified or reclassified, dividends, or other distributions, including dividends or other distributions payable in shares of another class of the Corporation's stock, may be paid ratably on the Common Stock at such time and in such amounts as the Board of Directors may deem advisable, but only if at the same time, dividends are paid on outstanding shares of Class B Common Stock and Class C Common Stock in accordance with subparagraphs
     (c)(2) and (c-1)(2), respectively, of this Article Sixth.

          (3) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Common Stock shall be entitled, together with the holders of Class B Common Stock, Class C Common Stock, Excess Stock and any other class of stock hereafter classified or reclassified not having a preference on distributions in the liquidation, dissolution or winding up of the Corporation, to share ratably in the net assets of the Corporation remaining, after payment or provision for payment of the debts and other liabilities of the Corporation and the amount to which the holders of any class of stock hereafter classified or reclassified having a preference on distributions in the liquidation, dissolution or winding up of the Corporation shall be entitled.

          (4) Each share of Common Stock is convertible into Excess Stock as provided in Article NINTH hereof.

          (c) The following is a description (which should be read in conjunction with paragraph (c-1) of this Article SIXTH) of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Class B Common Stock of the Corporation:

          (1) Each share of Class B Common Stock shall have one vote, and, except as otherwise provided in respect of any class of stock hereafter classified or reclassified and except as otherwise provided in this paragraph (c) and in paragraph (c-1), the exclusive voting power for all purposes shall be vested in the holders of the Class B Common Stock, the Class C Common Stock, the Common Stock, and the Series A Preferred Stock voting together as a single class. Shares of Class B Common Stock shall not have cumulative voting rights. The holders of the shares of Class B Common Stock shall have the right, voting as a separate class, to elect four directors of the Corporation and shall vote with the holders of the Class C Common Stock, the Common Stock, and the Series A Preferred Stock (voting together as a single class) to elect the remaining directors (other than the director or directors to be elected by the holders of the Class C Common Stock voting as a separate class); provided that if the Simon Family Group (as defined in Article NINTH) shall sell or transfer a portion of their Common Stock, Class B Common Stock and Units (as defined in Article NINTH) so as to reduce their Aggregate Assumed Equity Interest in the Corporation (as defined in Article NINTH) to less than 50% of the Simon Family Group Initial Aggregate Assumed Equity Interest (as defined in Article NINTH) in the Corporation, from and after the date of such reduction the holders of the shares of Class B Common Stock shall have the right, voting as a separate class, to elect two directors of the Corporation. For purposes of this subparagraph, shares held in a voting trust shall be deemed owned by the beneficiaries of the voting trust.

          (2) Subject to the provisions of law and the preferences of the Series A Preferred Stock and of any class of stock hereafter
     classified   or   reclassified,  dividends  or  other  distributions,
     including dividends or other distributions payable in shares of another class of the Corporation's stock, may be paid ratably on the Class B Common Stock at such time and in such amounts as the Board of Directors may deem advisable; provided that cash dividends or other distributions shall be paid on each share of Class B Common Stock at the same time as cash dividends or other distributions are paid on Common Stock or Class C Common Stock and in an amount equal to the amount payable on the number of shares of Common Stock into which each share of Class B Common Stock is then convertible; provided further that non-cash dividends or other non-cash distributions (including the issuance of warrants or rights to acquire securities of the Corporation) shall be distributed on each share of Class B Common Stock at the same time as such non-cash dividends or other non-cash distributions are distributed on Common Stock or Class C Common Stock and in an amount equal to the amount distributable on the number of shares of Common Stock into which each share of Class B Common Stock is then convertible; provided further that any dividends or other distributions payable otherwise on the Class B Common Stock shall be paid in shares of Common Stock or securities convertible or exchangeable into Common Stock (or warrants or rights issued to acquire Common Stock or securities convertible or exchangeable into Common Stock).

          (3) (A) Each share of Class B Common Stock is convertible into Excess Stock as provided in Article NINTH hereof. Each share of Class B Common Stock may be converted at the option of the holder thereof into one share of Common Stock. Immediately and automatically each share of Class B Common Stock shall be converted into one share of Common Stock (i) if the Aggregate Assumed Equity Interest in the Corporation of the Simon Family Group is for any reason reduced to less than 5% of the Aggregate Assumed Equity Interest in the Corporation or (ii) if such share of Class B Common Stock is otherwise sold or otherwise transferred to or is otherwise held by anyone other than a member of the Simon Family Group. For purposes of this subparagraph, shares held in a voting trust shall be deemed owned by the beneficiaries of the voting trust.

               (B) The Corporation may not subdivide its outstanding shares of Common Stock, combine its outstanding shares of Common Stock into a smaller number of shares, or issue by reclassification of its shares of Common Stock any shares of the Corporation without making the same adjustment to the Class B Common Stock. The Corporation shall not distribute to all holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or other distributions to the extent permitted by subparagraph (c)(2) of this Article SIXTH) or rights or warrants to subscribe for or purchase securities issued by the Corporation or property of the Corporation (excluding those referred to in subparagraph (c)(2) of this Article SIXTH), without making the same distribution to all holders of its Class B Common Stock. No adjustment of the conversion rate shall be made as a result of or in connection with the issuance of Common Stock of the Corporation pursuant to options or stock purchase agreements now or hereafter granted or entered into with officers or employees of the Corporation or its subsidiaries in connection with their employment, whether entered into at the beginning of the employment or at any time thereafter. In case of any capital reorganization of the Corporation, or the consolidation or merger of the Corporation with or into another corporation, or a statutory share exchange, or the sale, transfer or other disposition of all or substantially all of the property, assets or business of the Corporation then, in each such case, each share of Common Stock and each share of Class B Common Stock shall be treated the same.

               (C) Upon conversion of any shares of Class B Common Stock, no payment or adjustment shall be made on account of dividends accrued, whether or not in arrears, on such shares or on account of dividends declared and payable to holders of Common Stock of record on a date prior to the date of conversion.

               (D)   Except with respect to shares of Class B Common Stock
     which have been deemed to have been automatically converted into Common Stock pursuant to subparagraph (c)(3)(A) of this Article SIXTH, in order to convert shares of Class B Common Stock into Common Stock the holder thereof shall surrender at the office of the Transfer Agent the certificate or certificates therefor, duly endorsed to the Corporation or in blank, and give written notice to the Corporation at said office that he elects to convert such shares and shall state in writing therein the name or names (with addresses) in which he wishes the certificate or certificates for Common Stock to be issued. Shares of Class B Common Stock shall be deemed to have been converted on the date of the surrender of such certificate or certificates for shares for conversion as provided above, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock on such date. As soon as practicable on or after the date of conversion as aforesaid, the
     Corporation will issue and deliver at said office a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with cash for any fraction of a share, as provided in subparagraph (c)(3)(F) of this Article SIXTH, to the person or persons entitled to receive the same. The Corporation will pay any and all federal original issue taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of shares of Class B Common Stock pursuant hereto. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Class B Common Stock so converted were registered, and no issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established to the satisfaction of the Corporation either that such tax has been paid or that no such tax is payable.

               (E) All shares of Class B Common Stock converted into Common Stock shall be retired and cancelled and shall not be reissued as Class B Common Stock but such shares so retired and cancelled shall resume the status of authorized and unclassified shares of Common Stock.

               (F) The Corporation shall not issue fractional shares of Common Stock upon any conversion of shares of Class B Common Stock. As to any final fraction of a share which the holder of one or more shares of Class B Common Stock would be entitled to receive upon exercise of such holder's conversion right the Corporation shall pay a cash adjustment in an amount equal to the same fraction of the Market Price (as defined in Article NINTH) for the date of exercise.

               (G) The Corporation shall at all times have authorized and unissued a number of shares of Common Stock sufficient for the conversion of all shares of Class B Common Stock at the time outstanding. If any shares of Common Stock require registration with or approval of any governmental authority under any Federal or State law, before such shares may be validly issued upon conversion, then the Corporation will in good faith and as expeditiously as possible endeavor to secure such registration or approval as the case may be. The Corporation warrants that all Common Stock issued upon conversion of shares of Class B Common Stock will upon issue be fully paid and nonassessable by the Corporation and free from original issue taxes.

          (4) Subject to the provisions of law and the preferences of the Series A Preferred Stock and of any class of stock hereafter classified or reclassified, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of Class B Common Stock shall be entitled, together with the holders of Class C Common Stock, Common Stock, Excess Stock and any other class of stock hereafter classified or reclassified not having a preference on distributions in the liquidation, dissolution or winding up of the Corporation, to share ratably in the net assets of the Corporation remaining, after payment or provision for payment of the debts and other liabilities of the Corporation and the amount to which the holders of the Series A
     Preferred Stock and of any class of stock hereafter classified or reclassified having a preference on distributions in the liquidation, dissolution or winding up of the Corporation shall be entitled.

          (c-1) The following is a description (which should be read in conjunction with paragraph (c) of this Article SIXTH) of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Class C Common Stock of the Corporation:

          (1) Each share of Class C Common Stock shall have one vote, and, except as otherwise provided in respect of any class of stock hereafter classified or reclassified and except as otherwise provided in this paragraph (c-1) and in paragraph (c), the exclusive voting power for all purposes shall be vested in the holders of the Class C Common Stock, the Class B Common Stock, the Common Stock, and the Series A Preferred Stock voting together as a single class. Shares of Class C Common Stock shall not have cumulative voting rights. Subject to paragraph (b) of Article SEVENTH, the holders of the shares of Class C Common Stock shall have the right, voting as a separate class, to elect two directors of the Corporation and shall vote with the holders of the Class B Common Stock, the Common Stock, and the Series A Preferred Stock (voting together as a single class) to elect the remaining directors (other than the directors to be elected by the holders of the Class B Common Stock voting as a separate class); provided that if the DeBartolo Family Group (as defined in Article NINTH) shall sell or transfer a portion of their Common Stock, Class C Common Stock and Units (as defined in Article NINTH) so as to reduce their Aggregate Assumed Equity Interest in the Corporation (as defined in Article NINTH) to less than 50% of the DeBartolo Family Group Initial Aggregate Assumed Equity Interest (as defined in Article NINTH) in the Corporation, from and after the date of such reduction the holders of the shares of Class C Common Stock shall have the right, voting as a separate class, to elect one director of the Corporation. For purposes of this subparagraph, shares held in a voting trust shall be deemed owned by the beneficiaries of the voting trust.

          (2) Subject to the provisions of law and the preferences of the Series A Preferred Stock and of any class of stock hereafter
     classified   or   reclassified,  dividends  or  other  distributions,
     including dividends or other distributions payable in shares of another class of the Corporation's stock, may be paid ratably on the Class C Common Stock at such time and in such amounts as the Board of Directors may deem advisable; provided that cash dividends or other distributions shall be paid on each share of Class C Common Stock at the same time as cash dividends or other distributions are paid on Common Stock or Class B Common Stock and in an amount equal to the amount payable on the number of shares of Common Stock into which each share of Class C Common Stock is then convertible; provided further that non-cash dividends or other non-cash distributions (including the issuance of warrants or rights to acquire securities of the Corporation) shall be distributed on each share of Class C Common Stock at the same time as such non-cash dividends or other non-cash distributions are distributed on Common Stock or Class B Common Stock and in an amount equal to the amount distributable on the number of shares of Common Stock into which each share of Class C Common Stock is then convertible; provided further that any dividends or other distributions payable otherwise on the Class C Common Stock shall be paid in shares of Common Stock or securities convertible or exchangeable into Common Stock (or warrants or rights issued to acquire Common Stock or securities convertible or exchangeable into Common Stock).

          (3) (A) Each share of Class C Common Stock is convertible into Excess Stock as provided in Article NINTH hereof. Each share of Class C Common Stock may be converted at the option of the holder thereof into one share of Common Stock. Immediately and automatically each share of Class C Common Stock shall be converted into one share of Common Stock (i) if the Aggregate Assumed Equity Interest in the Corporation of the DeBartolo Family Group is for any reason reduced to less than 5% of the Aggregate Assumed Equity Interest in the Corporation or (ii) if such share of Class C Common Stock is otherwise sold or otherwise transferred to or is otherwise held by anyone other than a member of the DeBartolo Family Group. For purposes of this subparagraph, shares held in a voting trust shall be deemed owned by the beneficiaries of the voting trust.

               (B) The Corporation may not subdivide its outstanding shares of Common Stock, combine its outstanding shares of Common Stock into a smaller number of shares, or issue by reclassification of its shares of Common Stock any shares of the Corporation without making the same adjustment to the Class C Common Stock. The Corporation shall not distribute to all holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or other distributions to the extent permitted by subparagraph (c-1)(2) of this Article SIXTH) or rights or warrants to subscribe for or purchase securities issued by the Corporation or property of the Corporation (excluding those referred to in subparagraph (c-1)(2) of this Article SIXTH), without making the same distribution to all holders of its Class C Common Stock. No adjustment of the conversion rate shall be made as a result of or in connection with the issuance of Common Stock of the Corporation pursuant to options or stock purchase agreements now or hereafter granted or entered into with officers or employees of the Corporation or its subsidiaries in connection with their employment, whether entered into at the beginning of the employment or at any time thereafter. In case of any capital reorganization of the Corporation, or the consolidation or merger of the Corporation with or into another corporation, or a statutory share exchange, or the sale, transfer or other disposition of all or substantially all of the property, assets or business of the Corporation then, in each such case, each share of Common Stock and each share of Class C Common Stock shall be treated the same.

               (C) Upon conversion of any shares of Class C Common Stock, no payment or adjustment shall be made on account of dividends accrued, whether or not in arrears, on such shares or on account of dividends declared and payable to holders of Common Stock of record on a date prior to the date of conversion.

               (D)   Except with respect to shares of Class C Common Stock
     which have been deemed to have been automatically converted into Common Stock pursuant to subparagraph (c-1)(3)(A) of this Article SIXTH, in order to convert shares of Class C Common Stock into Common Stock the holder thereof shall surrender at the office of the Transfer Agent the certificate or certificates therefor, duly endorsed to the Corporation or in blank, and give written notice to the Corporation at said office that he elects to convert such shares and shall state in writing therein the name or names (with addresses) in which he wishes the certificate or certificates for Common Stock to be issued. Shares of Class C Common Stock shall be deemed to have been converted on the date of the surrender of such certificate or certificates for shares for conversion as provided above, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock on such date. As soon as practicable on or after the date of conversion as aforesaid, the
     Corporation will issue and deliver at said office a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with cash for any fraction of a share, as provided in subparagraph (c-1)(3)(F) of this Article SIXTH, to the person or persons entitled to receive the same. The Corporation will pay any and all federal original issue taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of shares of Class C Common Stock pursuant hereto. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Class C Common Stock so converted were registered, and no issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established to the satisfaction of the Corporation either that such tax has been paid or that no such tax is payable.

               (E) All shares of Class C Common Stock converted into Common Stock shall be retired and cancelled and shall not be reissued as Class C Common Stock but such shares so retired and cancelled shall resume the status of authorized and unclassified shares of Common Stock.

               (F) The Corporation shall not issue fractional shares of Common Stock upon any conversion of shares of Class C Common Stock. As to any final fraction of a share which the holder of one or more shares of Class C Common Stock would be entitled to receive upon exercise of such holder's conversion right the Corporation shall pay a cash adjustment in an amount equal to the same fraction of the Market Price (as defined in Article NINTH) for the date of exercise.

               (G) The Corporation shall at all times have authorized and unissued a number of shares of Common Stock sufficient for the conversion of all shares of Class C Common Stock at the time outstanding. If any shares of Common Stock require registration with or approval of any governmental authority under any Federal or State law, before such shares may be validly issued upon conversion, then the Corporation will in good faith and as expeditiously as possible endeavor to secure such registration or approval as the case may be. The Corporation warrants that all Common Stock issued upon conversion of shares of Class C Common Stock will upon issue be fully paid and nonassessable by the Corporation and free from original issue taxes.

          (4) Subject to the provisions of law and the preferences of the Series A Preferred Stock and of any class of stock hereafter classified or reclassified, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of Class C Common Stock shall be entitled, together with the holders of Class B Common Stock, Common Stock, Excess Stock and any other class of stock hereafter classified or reclassified not having a preference on distributions in the liquidation, dissolution or winding up of the Corporation, to share ratably in the net assets of the Corporation remaining, after payment or provision for payment of the debts and other liabilities of the Corporation and the amount to which the holders of the Series A
     Preferred Stock and any class of stock hereafter classified or reclassified having a preference on distributions in the liquidation, dissolution or winding up of the Corporation shall be entitled.

          (c-2) Subject in all cases to the provisions of Article NINTH with respect to Excess Stock, the following is a description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Series A Preferred Stock of the Corporation:

          (1) All shares of Series A Preferred Stock redeemed, purchased, exchanged or otherwise acquired by the Corporation as provided in this paragraph (c-2) shall be retired and canceled and, upon the taking of any action required by applicable law, shall be restored to the status of authorized but unissued shares of capital stock and reclassified as Common Stock, and may thereafter be issued or reclassified, but not as Series A Preferred Stock.

          (2) The Series A Preferred Stock shall, with respect to dividend rights, rights upon liquidation, winding up or dissolution, and redemption rights, rank (A) junior to any other class or series of preferred stock hereafter duly established by the Board of Directors of the Corporation, the terms of which shall specifically provide that such series shall rank prior to the Series A Preferred Stock as to the payment of dividends and distribution of assets upon liquidation (the "Senior Preferred Stock"), (B) pari passu with any other class or series of preferred stock hereafter duly established by the Board of Directors of the Corporation, the terms of which shall specifically provide that such class or series shall rank pari passu with the Series A Preferred Stock as to the payment of dividends and distribution of assets upon liquidation (the "Parity Preferred Stock") and (C) prior to any other class or series of preferred stock or other class or series of capital stock of or other equity interests in the Corporation, including, without limitation, all classes of the common stock of the Corporation, whether now existing or hereafter created (all of such classes or series of capital stock and other equity interests of the Corporation, including, without limitation, the Common Stock, the Class B Common Stock, and the Class C Common Stock, all $0.0001 par value, of the Corporation are collectively referred to herein as the "Junior Securities").

          (3) (A) Except as may be required by law or as otherwise expressly provided in this subparagraph (c-2)(3), on all matters upon which the holders of shares of Common Stock shall be entitled to vote, the shares of Common Stock and Series A Preferred Stock shall be voted together as a single class, and each share of Series A Preferred Stock shall be entitled to one vote (or fraction thereof) for each share (or fraction thereof) of Common Stock issuable upon conversion, pursuant to subparagraph (c-2)(5), of such share of Series A Preferred Stock, determined as of the close of business on the record date established by the Board of Directors of the Corporation for the purpose of voting on such matter.

               (B) If, and whenever, at any time or times, dividends payable on shares of Series A Preferred Stock shall have been in arrears and unpaid (whether or not declared and whether or not there are funds of the Corporation legally available for the payment of dividends) for four consecutive quarterly dividend periods, then the holders of record of shares of Series A Preferred Stock, as reflected in the stock transfer records of the Corporation (the "Holders") shall, in addition to any other voting rights, have the right to vote separately as a single class with respect to (i) any acquisition of the Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation, but excluding any merger effected exclusively for the purpose of changing the domicile of the Corporation) or (ii) any sale of all or substantially all of the assets of the Corporation; unless, in each such case, either (A) the Holders of record of the Corporation's securities as constituted immediately prior to such acquisition or sale will, immediately after such acquisition or sale (by virtue of securities issued as consideration for such acquisition or sale or otherwise), hold at least 50% of the aggregate voting power of all classes of voting securities of the surviving or acquiring entity or (B) the terms of such acquisition or sale require, as a condition precedent to the consummation thereof, the payment in full of all accrued and unpaid dividends (whether or not declared and whether or not there are funds of the Corporation legally available for the payment of dividends) on the Series A Preferred Stock.

               (C) So long as any shares of Series A Preferred Stock are outstanding, the Corporation will not, without the affirmative vote of at least 80% of the outstanding shares of Series A Preferred Stock (or such greater number as may be required by law), voting separately as a single class, in person or by proxy, at a special or annual meeting called for the purpose, or by unanimous written consent in lieu of a meeting: (i) effect or allow any amendment, alteration or repeal of any of the provisions of the Charter of the Corporation or of any articles amendatory thereof or supplement thereto which in any manner would adversely affect, alter or change the powers, preferences or rights of any share of Series A Preferred Stock; or
     (ii) create, authorize or issue any class or series of Senior Preferred Stock.

          (4) (A) The Holders of shares of Series A Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors of the Corporation, quarterly dividends on the shares of Series A Preferred Stock, cumulative from the initial date of issuance of such shares (the "Issue Date"), in an amount equal to the greater of (i) $0.5078125 per share per calendar quarter or (ii) an amount per share equal to the dividends paid since the last Dividend Payment Date (as hereinafter defined) with respect to the number of shares of Common Stock then issuable upon conversion of a share of Series A Preferred Stock. Dividends on the shares of Series A Preferred Stock shall be payable on the last Business Day (as hereinafter defined) of each calendar quarter, commencing on the last Business Day of the fourth calendar quarter of 1995 (each such last Business Day of a calendar quarter being a "Dividend Payment Date"). Such dividends shall be paid to the Holders of record at the close of business on the record date specified by the Board of Directors of the Corporation at the time such dividend is declared; provided, however, that such record date shall not be more than 60 days nor less than 10 days prior to the respective Dividend Payment Date. Dividends on the shares of Series A Preferred Stock shall be fully cumulative and shall accrue (whether or not declared and whether or not there are funds of the Corporation legally available for the payment of dividends) from the Issue Date, based on a 91-day quarter and the actual number of days elapsed. As used in this paragraph (c-
     2), "Business Day" shall mean any day (other than a day which is a Saturday, Sunday or legal holiday in the State of New York) on which banks are authorized to be open for business in New York City.

               (B) Any dividend payment made on shares of Series A Preferred Stock shall first be credited against the dividends accrued with respect to the earliest quarterly period for which dividends have not been paid.

               (C) All dividends paid with respect to shares of Series A Preferred Stock pursuant to this subparagraph (c-2)(4) shall be paid pro rata to the Holders entitled thereto.

          (5) The Holders of shares of Series A Preferred Stock shall have the right, at their option, to convert such shares into shares of Common Stock at any time on or after the second anniversary of the Issue Date, subject to the following terms and conditions:

               (A) Each share of Series A Preferred Stock shall be convertible, at the option of the Holder thereof, into such number of fully paid and nonassessable shares of Common Stock of the Corporation equal to $25.00 divided by the Conversion Price (as hereinafter defined) in effect at the time of conversion. The price at which shares of Common Stock shall be delivered upon conversion (herein called the "Conversion Price") shall be initially $26.25 per share of Common Stock. The Conversion Price shall be reduced and increased in certain instances as provided in subparagraph (c-2)(7) below. The number of shares of Common Stock into which each share of Series A Preferred Stock is convertible on the Issue Date is 0.9523809.

               (B) In order to convert shares of Series A Preferred Stock into Common Stock the Holder thereof shall surrender to the Corporation the certificate or certificates therefor, duly endorsed or assigned to the Corporation or in blank, and give written notice to the Corporation that such Holder elects to convert such shares. No payment or adjustment shall be made upon any conversion on account of any dividends accrued on the shares of Series A Preferred Stock being surrendered for conversion or on account of any dividends on the Common Stock issued upon such conversion.

               (C) Shares of Series A Preferred Stock shall be deemed to have been converted immediately prior to the close of business on the day of the surrender of such shares for conversion in accordance with subsection (c-2)(5)(B) above, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the records holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Corporation shall issue and deliver a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with payment in lieu of any fraction of a share, as hereinafter provided, to the person or persons entitled to receive the same. In case shares of Series A Preferred Stock are called for redemption, the right to convert such shares shall cease and terminate at the close of business on the date fixed for redemption, unless default shall be made in payment of the redemption price on the redemption date.

               (D) No fractional shares of Common Stock shall be issued upon conversion of any shares of Series A Preferred Stock, but, instead of any fraction of a share which would otherwise be issuable, the Corporation shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Average Trading Price (as hereinafter defined) of the Common Stock for the ten (10) trading days ending on the day of conversion if the day of conversion is a trading day (as hereinafter defined) or, if such day is not a trading day, the most recent trading day immediately preceding the day of conversion. As used in this paragraph (c-2),
     (i) "Average Trading Price" shall mean the average of the Closing Sale Price (as hereafter defined) reported for each trading day within the period; (ii) "Closing Sale Price" on any trading day shall mean, with respect to one share of Common Stock, the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case on the New York Stock Exchange, or, if the Common Stock is not listed or admitted to trading on such exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information. If on any such trading day the shares of Common Stock are not quoted by any such organization, the Closing Sale Price of one share on such day shall be the fair market value of one share of Common Stock on such day, as determined in good faith by the Board of Directors of the Corporation, whose determination shall be evidenced by a duly adopted resolution of the Board of Directors and shall be conclusive; and (iii) "Trading Day" shall mean a day on which the New York Stock Exchange, or, if the Common Stock is not listed or admitted to trading on such exchange, such other exchange or market upon which the Closing Sale Price is to be determined as hereinabove provided, is open for trading.

               (E) The Corporation shall at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued Common Stock, for the purposes of effecting the conversion of shares of Series A Preferred Stock, the full number of shares of Common Stock then deliverable upon the conversion of all shares of Series A Preferred Stock then outstanding.

               (F) Each share of Series A Preferred Stock is convertible into Excess Stock as provided in Article NINTH.

          (6) (A) Upon a liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the
     Holders of Series A Preferred Stock shall be entitled, before any assets of the Corporation shall be distributed among or paid over the holders of any Junior Securities, but after distributions of such assets among, or payment thereof over to, creditors of the Corporation and to Holders of any Senior Preferred Stock, to receive from the assets of the Corporation available for distribution to stockholders an amount in cash or property (valued at its fair market value), or a combination thereof, equal to $25.00 per share (prorated for fractional shares), plus, in each such case, an amount in cash or property (valued at its fair market value) equal to all accrued and unpaid dividends thereon (whether or not declared and whether or not there are funds of the Corporation legally available for the payment of dividends) to and including the date of final distribution. After any such payment in full, the Holders of Series A Preferred Stock shall not, as such, be entitled to any further participation in any distribution of assets of the Corporation. As used in this subparagraph (c-2)(6), the terms "liquidation preference" and "liquidation value" (and other terms of similar import) shall mean $25.00 per share.

               (B) Neither the merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other corporation into or with the Corporation, nor the sale of all or substantially all the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, for the purposes of this subparagraph (c-2)(6).

               (C) If, upon any such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets of the Corporation shall be insufficient to make the full payments required by subparagraph (c-2)(6)(A) and all full distributions with respect to all Parity Preferred Stock, no such distribution shall be made on account of any shares of any Parity Preferred Stock or Series A Preferred Stock unless proportionate distributive amounts shall be paid on account of the shares of Series A Preferred Stock and Parity Preferred Stock, ratably, in proportion to the full distributable amounts to which Holders of the Series A Preferred Stock and holders of all such Parity Preferred Stock are respectively entitled upon such dissolution, liquidation or winding up.

          (7) Shares of Series A Preferred Stock shall be redeemable by the Corporation as provided below (with all references in this subparagraph (c-2)(7) to a redemption price per share to be adjusted proportionally in respect of fractional shares):

               (A) (i) At the option of the Corporation, shares of Series A Preferred Stock may be redeemed, as a whole or from time to time in part, at any time from and after the fifth anniversary of the Issue Date, at the following redemption prices per share: If redeemed during the 12-month period beginning on the anniversary date of the Issue Date indicated,

      Redemption                             Redemption
      Anniversary         Price              Anniversary        Price

      Fifth               $26.75             Ninth             $25.75
      Sixth               $26.50             Tenth             $25.50
      Seventh             $26.25             Eleventh          $25.25
      Eighth              $26.00

     and thereafter at a redemption price of $25.00 per share, in each case payable in cash.

                     (ii) At the option of any Holder, at any time specified by such Holder upon not less than 10 days notice after receiving 60 days prior written notice of the Corporation stating that the Corporation intends to issue shares of Common Stock or other equity securities of the Corporation to any "foreign person" (as such term is used in Section 897(h)(4)(B) of the Internal Revenue Code of 1986, as amended, or any successor provision), directly or indirectly, if such issuance would result in ownership of 48% or more of the value of all outstanding shares of Common Stock and other equity securities of the Corporation, directly or indirectly, by "foreign persons". The redemption price shall equal $25.00 per share plus all accrued and unpaid dividends (whether or not declared and whether or not there are funds of the Corporation legally available for the payment of dividends) on such share.

               (B) In addition to the redemption option set forth in subparagraph (c-2)(7)(A) above, at the option of the Corporation, shares of Series A Preferred Stock may be redeemed, as a whole or from time to time in part, from and after the second anniversary of the Issue Date and during any period that the Closing Sale Price of the Common Stock exceeds 120% of the Conversion Price for any 20 trading days within a period of 30 consecutive trading days, at a redemption price, payable in shares of Common Stock, equal to that number of shares of Common Stock then issuable upon conversion, pursuant to subparagraph (c-2)(5) above, of the shares of Series A Preferred Stock to be redeemed.

               (C) The Corporation shall not redeem any shares of Series A Preferred Stock pursuant to subparagraph (c-2)(7)(A)(i) or subparagraph (c-2)(7)(B) above, unless and until all accrued and unpaid dividends (whether or not declared and whether or not there are funds of the Corporation legally available for the payment of dividends) on the Series A Preferred Stock have been or contemporaneously are declared and paid in full.

               (D) Whenever shares of Series A Preferred Stock are to be redeemed pursuant to subparagraph (c-2)(7)(A)(i) or subparagraph (c-
     2)(7)(B) above, a notice of such redemption shall be mailed, addressed to each Holder of the shares to be redeemed, by first class mail, postage prepaid, or delivered to each Holder of the shares to be redeemed at such Holder's address as the same appears on the stock transfer records of the Corporation. Such notice shall be mailed or delivered (i) in the case of a redemption pursuant to subparagraph (c-
     2)(7)(A)(i) above, not less than 60 days prior to the date fixed  for
     redemption  or  (ii)  in  the  case  of  a  redemption  pursuant   to
     subparagraph (c-2)(7)(B) above, not less than 10 days prior to the date fixed for redemption. Each such notice shall state: (i) the date fixed for redemption; (ii) the number of shares to be redeemed;
     (iii) the redemption price; (iv) the place or places where such shares are to be surrendered for payment of the redemption price; and
     (v) that dividends on the shares to be redeemed will cease to accrue on such date fixed for redemption unless default shall be made in payment of the redemption price on such date. If fewer than all shares of Series A Preferred Stock held by a Holder are to be redeemed, the notice mailed to such Holder shall specify the number of shares to be redeemed from such Holder.

               (E) Notice having been given as provided in subparagraph (c-2)(7)(A)(ii) or subparagraph (c-2)(7)(D) above, as applicable:

                      (i) in the case of a redemption pursuant to subparagraphs (c-2)(7)(A)(i) or (ii) above, if on or before the redemption date specified in such notice an amount in cash sufficient to redeem in full, on the redemption date and at the applicable redemption price, all shares of Series A Preferred Stock called for redemption shall have been set apart and deposited in trust so as to be available for such purpose and only for such purpose, or shall have been paid to the Holders thereof, then effective as of the close of business on such redemption date, the shares of Series A Preferred Stock so called for redemption shall cease to accrue dividends, and said shares shall no longer be deemed to be outstanding and shall have the status of authorized but unissued shares of capital stock and be reclassified as Common Stock of the Corporation, and all rights of the Holders thereof, as such as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease;

                      (ii) in the case of redemption pursuant to subparagraph (c-2)(7)(B) above, all shares of Series A Preferred Stock called for redemption shall be deemed to have been converted into shares of Common Stock in accordance with subparagraph (c-2)(5) above immediately prior to the close of business on the redemption date specified in such notice, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time; and effective as of the close of business on such redemption date, the shares of Series A Preferred Stock so called for redemption shall cease to accrue dividends, and said shares shall no longer be deemed to be outstanding and shall have the status of authorized but unissued shares of Common Stock of the Corporation, and all rights of the Holders thereof, as such as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease; and

                     (iii)      in  either  such case, upon  surrender  in
     accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price as aforesaid. In the case of redemption pursuant to subparagraph (c-2)(7)(B) above, as promptly as practicable on or after the date of such surrender, the Corporation shall issue and deliver a certificate or certificates for the number of full shares of Common Stock issuable upon such redemption, together with payment in lieu of any fraction of a share, to the person or persons entitled to receive the same, all in accordance with the provisions of subparagraph (c-2)(5) above. In case fewer than all the shares of Series A Preferred Stock represented by any certificate so surrendered are redeemed, a new certificate of like terms and having the same date of original issuance shall be issued representing the unredeemed shares of Series A Preferred Stock without cost to the Holder thereof.

               (F) In the event that fewer than all the shares of Series A Preferred Stock are to be redeemed pursuant to subparagraph (c-
     2)(7)(A)(i) or subparagraph (c-2)(7)(B) above, the Corporation shall redeem shares of Series A Preferred Stock pro rata among the Holders, based on the number of shares of Series A Preferred Stock held by each Holder.

               (G) Nothing contained in this subparagraph (c-2)(7) shall limit any legal right of the Corporation to purchase or otherwise acquire any shares of Series A Preferred Stock at any price, whether higher or lower than the redemption price.

          (8) (A) The Conversion Price and the number of shares of Common Stock issuable upon the conversion of shares of Series A Preferred Stock shall be subject to adjustment in case the Corporation shall at any time after the Issue Date (i) pay a dividend or make any other distribution to all holders of its outstanding Common Stock, Class B Common Stock, or Class C Common Stock in shares of Common Stock, Class B Common Stock, or Class C Common Stock such that the total number of shares of Common Stock, Class B Common Stock, and Class C Common Stock outstanding is increased; (ii) subdivide or split-up its outstanding shares of Common Stock, Class B Common Stock, or Class C Common Stock into a greater total number of shares of Common Stock, Class B Common Stock, and Class C Common Stock; (iii) combine its outstanding shares of Common Stock, Class B Common Stock, or Class C Common Stock into a smaller total number of shares of Common Stock, Class B Common Stock, and Class C Common Stock; (iv) issue by reclassification of its shares of Common Stock, Class B Common Stock, or Class C Common Stock other shares of capital stock of the Corporation; (v) issue rights or warrants to all holders of its outstanding Common Stock, Class B Common Stock, or Class C Common Stock entitling them to subscribe for or purchase shares of Common Stock, Class B Common Stock, or Class C Common Stock at a price per share less than the Closing Sale Price of the Common Stock on the trading day preceding the record date of such issuance or (vi) in case the Corporation shall distribute to all holders of its outstanding Common Stock, Class B Common Stock, or Class C Common Stock evidences of its indebtedness or assets (excluding cash dividends, dividends or distributions in shares of Common Stock, Class B Common Stock, or Class C Common Stock or rights or warrants to subscribe for or purchase securities referred to in the preceding clause (v)). In any such event, the number of shares of Common Stock issuable upon conversion of each share of Series A Preferred Stock immediately prior thereto shall be adjusted so that the Holder thereof shall be entitled to receive the kind and number of shares of Common Stock or other securities of the Corporation that such Holder would have owned or would have been entitled to receive after the happening of any of the events described above had such share of Series A Preferred Stock been converted immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this subparagraph (c-2)(8)(A) shall become effective immediately after the effective date of such event, retroactive to the record date, if any, for such event.

               (B) Whenever the number of shares of Common Stock issuable upon the conversion of shares of Series A Preferred Stock is adjusted, as provided in subparagraph (c-2)(8)(A) above, the Conversion Price shall be adjusted (calculated to the nearest $.0001) by multiplying such Conversion Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Common Stock issuable upon conversion of each share of Series A Preferred Stock immediately prior to such adjustment, and the denominator of which shall be the number of shares of Common Stock so issuable immediately thereafter.

               (C)   Notwithstanding  anything in  this  subparagraph  (c-
     2)(8), in no event will any adjustment be made to the Conversion Price or the number of shares of Common Stock issuable upon the conversion of shares of Series A Preferred Stock solely as a result of any conversion of any shares of Class B Common Stock or Class C Common Stock into shares of Common Stock on a one-for-one basis.

               (D) For purposes of this subparagraph (c-2)(8), the term "shares of Common Stock" shall mean the class of stock designated as the Common Stock of the Corporation at the Issue Date. In the event that at any time, as a result of an adjustment made pursuant to subparagraph (c-2)(8)(A) above, the shares of Series A Preferred Stock shall become convertible into any securities of the Corporation other than shares of Common Stock, thereafter the number of such other securities so issuable upon such conversion and the Conversion Price of such securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock.

          (9)  In case at any time:

               (A) the Corporation shall set a record date for the purpose of declaring a dividend (or any other distribution) on the Common Stock, Class B Common Stock, or Class C Common Stock payable otherwise than in cash out of its retained earnings; or

               (B) the Corporation shall set a record date for the granting to the holders of the Common Stock, Class B Common Stock, or Class C Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

               (C) of any reclassification of the capital stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock, Class B Common Stock, or Class C Common Stock), or of any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or of the sale or transfer of all or substantially all of the assets of the Corporation;

     then, in any such case, the Corporation shall cause to be mailed to the Holders of the Series A Preferred Stock, at least 20 days (or 10 days in any case specified in subparagraphs (c-2)(9)(A) or (B) above) prior to the applicable record or effective date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock, Class B Common Stock, or Class C Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (ii) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock, Class B Common Stock, or Class C Common Stock of record shall be entitled to exchange their shares of Common Stock, Class B Common Stock, or Class C Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. In no event shall the giving of such notice limit the Corporation's obligations to adjust the Conversion Price and number of shares of Common Stock issuable upon the conversion of shares of Series A Preferred Stock upon the occurrence of the events specified in subparagraph (c-2)(8) above.

          (d) A description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Excess Stock of the Corporation is set forth in Article NINTH hereof.

          (e) Subject to the foregoing, the power of the Board of Directors to classify and reclassify any of the shares of capital stock shall include, without limitation, subject to the provisions of the Charter, authority to classify or reclassify any unissued shares of such stock into a class or classes of preferred stock, preference stock, special stock or other stock, and to divide and classify shares of any class into one or more series of such class, by determining, fixing, or altering one or more of the following:

          (1) The distinctive designation of such class or series and the number of shares to constitute such class or series; provided that, unless otherwise prohibited by the terms of such or any other class or series, the number of shares of any class or series may be decreased by the Board of Directors in connection with any classification or reclassification of unissued shares and the number of shares of such class or series may be increased by the Board of Directors in connection with any such classification or reclassification, and any shares of any class or series which have been redeemed, purchased, otherwise acquired or converted into shares of Common Stock or any other class or series shall become part of the authorized capital stock and be subject to classification and reclassification as provided in this subparagraph.

          (2) Whether or not and, if so, the rates, amounts and times at which, and the conditions under which, dividends shall be payable on shares of such class or series, whether any such dividends shall rank senior or junior to or on a parity with the dividends payable on any other class or series of stock, and the status of any such dividends as cumulative, cumulative to a limited extent or non- cumulative and as participating or non-participating.

          (3) Whether or not shares of such class or series shall have voting rights, in addition to any voting rights provided by law and, if so, the terms of such voting rights provided that, there shall be no increase in the number of directors except as set forth in paragraph (a) of Article SEVENTH and such voting rights shall not effect the rights of the holders of the Class B Common Stock or the Class C Common Stock with respect to the election of directors.

          (4) Whether or not shares of such class or series shall have conversion or exchange privileges and, if so, the terms and
     conditions  thereof,  including  provision  for  adjustment  of   the
     conversion or exchange rate in such events or at such times as the Board of Directors shall determine.

          (5) Whether or not shares of such class or series shall be subject to redemption and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates; and whether or not there shall be any sinking fund or purchase account in respect thereof, and if so, the terms thereof.

          (6) The rights of the holders of shares of such class or series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Corporation, which rights may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates, and whether such rights shall rank senior or junior to or on a parity with such rights of any other class or series of stock.

          (7) Whether or not there shall be any limitations applicable, while shares of such class or series are outstanding, upon the payment of dividends or making of distributions on, or the acquisition of, or the use of moneys for purchase or redemption of, any stock of the Corporation, or upon any other action of the Corporation, including action under this subparagraph, and, if so, the terms and conditions thereof.

          (8) Any other preferences, rights, restrictions, including restrictions on transferability, and qualifications of shares of such class or series, not inconsistent with law and the Charter of the Corporation.

          (f) For the purposes hereof and of any articles supplementary to the Charter providing for the classification or reclassification of any shares of capital stock or of any other charter document of the Corporation (unless otherwise provided in any such articles or document), any class or series of stock of the Corporation shall be deemed to rank:

          (1) prior to another class or series either as to dividends or upon liquidation, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable on liquidation, dissolution or winding up, as the case may be, in preference or priority to holders of such other class or series;

          (2)   on  a  parity with another class or series  either  as  to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation price per share thereof be different from those of such others, if the holders of such class or series of stock shall be entitled to receipt of dividends or amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective dividend rates or redemption or liquidation prices, without preference or priority over the holders of such other class or series; and

          (3) junior to another class or series either as to dividends or upon liquidation, if the rights of the holders of such class or series shall be subject or subordinate to the rights of the holders of such other class or series in respect of the receipt of dividends or the amounts distributable upon liquidation, dissolution or winding up, as the case may be.

     SEVENTH: (a) The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors of the Corporation shall never be less than the minimum number permitted by the General Laws of the State of Maryland now or hereafter in force and:

          (1) so long as any shares of both Class B Common Stock and Class C Common Stock are outstanding, the number of directors of the Corporation shall be thirteen;

          (2) so long as any shares of Class B Common Stock (but no Class C Common Stock) are outstanding, the number of directors of the Corporation shall be nine; and

          (3) so long as any shares of Class C Common Stock (but no Class B Common Stock) are outstanding, the number of directors of the Corporation shall be nine.

At least a majority of the directors shall be Independent Directors (as defined in Article NINTH).

          (b) Subject to the rights of the holders of any class of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors shall be filled by a vote of the stockholders or a majority of the entire Board of Directors, and any vacancies on the Board of Directors resulting from death, disability ("disability," which for purposes of this paragraph (b) shall mean illness, physical or mental disability or other incapacity), resignation, retirement, disqualification, removal from office, or other cause shall be filled by a vote of the stockholders or a majority of the directors then in office; provided that

          (1) any vacancies on the Board of Directors resulting from death, disability, resignation, retirement, disqualification, removal from office, or other cause of a director elected by the holders of Class B Common Stock shall be filled by a vote of the holders of Class B Common Stock; and

          (2) any vacancies on the Board of Directors with respect to a director elected by the holders of Class C Common Stock shall be filled as follows:

               (A) at any time after the closing date of the Merger, any vacancy resulting from death or disability shall be filled by holders of Class C Common Stock, voting as a separate class to elect as a replacement director a candidate who (i) is the Chief Executive Officer of The Edward J. DeBartolo Corporation (or any successor to such corporation), provided that the right granted pursuant to this subparagraph (b)(2)(A)(i) may be exercised only once and may only be exercised to fill a vacancy resulting from the death or disability of Edward J. DeBartolo, Jr. or Marie Denise DeBartolo York, or (ii) has similar experience and standing in the business community to the Independent Directors and who has been approved by a majority of the Independent Directors elected by the holders of Common Stock and other capital stock entitled to vote with the Common Stock as a single class. If such Independent Directors do not approve such candidate, the holders of Class C Common Stock may propose another candidate for approval by a majority of the Independent Directors. The right of holders of Class C Common Stock to propose candidates to the Independent Directors shall continue until one such candidate is approved by a majority of the Independent Directors;

               (B) at any time prior to the fourth anniversary of the closing date of the Merger, any vacancy other than one resulting from a death or disability shall, subparagraph (c-1)(1) of Article SIXTH notwithstanding, reduce by such vacancy an equivalent number of the directors that holders of Class C Common Stock may, voting as a separate class, elect, and such a vacancy shall be filled by a majority of the entire Board of Directors. If as a result of this subparagraph (b)(2)(B) the number of directors that holders of Class C Common Stock may elect is reduced to zero, then immediately and automatically each share of Class C Common Stock shall be converted into one share of Common Stock;

               (C) at any time during the period from and including the fourth anniversary to but not including the fifth anniversary of the closing date of the Merger, any vacancy other than one resulting from a death or disability shall be filled by holders of Class C Common Stock, voting as a separate class, to elect as a replacement director a candidate who meets the qualifications and has been selected in accordance with the procedures set forth in subparagraph
     (b)(2)(A)(ii) above; provided if during such period vacancies result other than from death or disability with respect to both of the directors who were directors on the fourth anniversary date, then, subparagraph (c-1)(1) of Article SIXTH notwithstanding, the number of directors that the holders of Class C Common Stock may, voting as a separate class, elect shall be reduced to one, and the vacancy with respect to the second resigned director shall be filled by a majority of the entire Board of Directors; and

               (D) at any time after the fifth anniversary of the closing date of the Merger, any vacancy other than one resulting from a death or disability shall be filled by holders of Class C Common Stock, voting as a separate class, to elect as a replacement director a candidate who meets the qualifications and has been selected in accordance with the procedures set forth in subparagraph
     (b)(2)(A)(ii) above.

No decrease in the number of directors constituting the Board of Directors shall affect the tenure of office of any director.

          (c) Whenever the holders of any one or more series of Preferred Stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the Board of Directors shall consist of said directors so elected in addition to the number of directors fixed as provided in paragraph (a) of this Article SEVENTH or in the By-Laws; provided that if any shares of Class B Common Stock or Class C Common Stock are outstanding, the election of one or more directors by such holders of Preferred Stock will eliminate the corresponding number a directors to be elected by the combined holders of the Common Stock, the Class B Common Stock, the Class C Common Stock, and the Series A Preferred Stock voting together as a single class, and will neither increase the size of the Board of Directors nor eliminate the seat or seats of directors elected by the holders of the Class B Common Stock or of the Class C Common Stock, each voting as a separate class. Notwithstanding the foregoing, and except as otherwise may be required by law, whenever the holders of any one or more series of Preferred Stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of stockholders.

          (d) Subject to the rights of the holders of any class separately entitled to elect one or more directors, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and then only by the affirmative vote of the holders of at least a majority of the combined voting power of all classes of shares of capital stock entitled to vote in the election for directors voting together as a single class.

          (e) The following are the names of the current directors of the Corporation, each of whom shall serve until the annual meeting of stockholders indicated next to his or her name, and who thereafter will serve (or whose
replacement   will   serve)  until  the  next  following  annual   meeting   of
stockholders.
                                                         Current
                                                        Term Ends
                                                          with
 Name of Current                             Director  Election at
     Director       Stock Classes Entitled    Class      Annual
                           to Elect                    Meeting in:
- - ----------------    ----------------------   --------  -----------
   (person from      Common Stock, Class B      A        1997(1)
  current Simon      Common Stock, Class C
      Board)        Common Stock, Series A
                        Preferred Stock

   (person from      Common Stock, Class B      A        1998(2)
  current Simon      Common Stock, Class C
      Board)        Common Stock, Series A
                        Preferred Stock

   (person from      Common Stock, Class B      A        1998(2)
  current Simon      Common Stock, Class C
      Board)        Common Stock, Series A
                       Preferred Stock

   (person from      Common Stock, Class B      A        1998(2)
current DeBartolo    Common Stock, Class C
      Board)        Common Stock, Series A
                        Preferred Stock

   (person from      Common Stock, Class B      A        1999(2)
  current Simon      Common Stock, Class C
      Board)        Common Stock, Series A
                        Preferred Stock

   (person from      Common Stock, Class B      A        1999(2)
current DeBartolo    Common Stock, Class C
      Board)        Common Stock, Series A
                        Preferred Stock

   (person from      Common Stock, Class B      A        1999(2)
current DeBartolo    Common Stock, Class C
      Board)        Common Stock, Series A
                        Preferred Stock

 (Simon director)    Class B Common Stock       B        1997(1)

 (Simon director)    Class B Common Stock       B        1997(1)

 (Simon director)    Class B Common Stock       B        1997(1)

 (Simon director)    Class B Common Stock       B        1997(1)

    (DeBartolo       Class C Common Stock       C        1997(1)
    director)

    (DeBartolo       Class C Common Stock       C        1997(1)
    director)

(1) In the event that proposed amendments to this section are submitted to the stockholders subsequent to 1996, this date shall be adjusted such that (a) if the proposal is submitted in 1997, this date will be changed to one that is the sum of this date plus one year; and (b) if the proposal is submitted in 1998, this date will be changed to one that is the sum of this date plus two years.

(2) In the event that proposed amendments to this section are submitted to the stockholders subsequent to 1996, whether in 1997 or 1998, this date will be changed to one that is the sum of this date plus one year.


          (f) Any action by the Corporation relating to (1) transactions between the Corporation and M.S. Management Associates, Inc., Simon MOA Management Company, Inc., DeBartolo Properties Management, Inc. and/or M.S. Management Associates (Indiana), Inc. or (2) transactions involving the Corporation, individually or in its capacity as general partner (whether directly or indirectly through another entity) of Simon DeBartolo Group, L.P., in which the Simon Family Group or the DeBartolo Family Group or any member or affiliate of any member of the Simon Family Group or DeBartolo Family Group has an interest (other than through ownership interests in the Corporation or Simon DeBartolo Group, L.P.), shall, in addition to such other vote that may be required, require the prior approval of a majority of the Independent Directors.

     EIGHTH:   (a)  The following provisions are hereby adopted for the purpose of defining, limiting, and regulating the powers of the Corporation and of the directors and the stockholders:

          (1) The Board of Directors is hereby empowered to authorize the issuance from time to time of shares of its stock of any class, whether now or hereafter authorized, or securities convertible into shares of its stock of any class or classes, whether now or hereafter authorized, for such consideration as may be deemed advisable by the Board of Directors and without any action by the stockholders.

          (2) No holder of any stock or any other securities of the Corporation, whether now or hereafter authorized, shall have any preemptive right to subscribe for or purchase any stock or any other securities of the Corporation other than such, if any, as the Board of Directors, in its sole discretion, may determine and at such price or prices and upon such other terms as the Board of Directors, in its sole discretion, may fix; and any stock or other securities which the Board of Directors may determine to offer for subscription may, as the Board of Directors in its sole discretion shall determine, be offered to the holders of any class, series or type of stock or other securities at the time outstanding to the exclusion of the holders of any or all other classes, series or types of stock or other securities at the time outstanding.

          (3) The Board of Directors of the Corporation shall, consistent with applicable law, have power in its sole discretion to determine from time to time in accordance with sound accounting practice or other reasonable valuation methods what constitutes annual or other net profits, earnings, surplus, or net assets in excess of capital; to fix and vary from time to time the amount to be reserved as working capital, or determine that retained earnings or surplus shall remain in the hands of the Corporation; to set apart out of any funds of the Corporation such reserve or reserves in such amount or amounts and for such proper purpose or purposes as it shall determine and to abolish any such reserve or any part thereof; to redeem or purchase its stock or to distribute and pay distributions or dividends in stock, cash or other securities or property, out of surplus or any other funds or amounts legally available therefor, at such times and to the stockholders of record on such dates as it may, from time to time, determine; to determine the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); to determine the fair value and any matters relating to the acquisition, holding and disposition of any assets by the Corporation; and to determine whether and to what extent and at what times and places and under what conditions and regulations the books, accounts and documents of the Corporation, or any of them, shall be open to the inspection of stockholders, except as otherwise provided by statute or by the By-Laws, and, except as so provided, no stockholder shall have any right to inspect any book, account or document of the Corporation unless authorized so to do by resolution of the Board of Directors.

          (4) The Board of Directors shall, in connection with the exercise of its business judgment involving a Business Combination (as defined in Section 3-601 of the Corporations and Associations Article of the Annotated Code of Maryland) or any actual or proposed transaction which would or may involve a change in control of the Corporation (whether by purchases of shares of stock or any other securities of the Corporation in the open market, or otherwise, tender offer, merger, consolidation, dissolution, liquidation, sale of all or substantially all of the assets of the Corporation, proxy solicitation or otherwise), in determining what is in the best interests of the Corporation and its stockholders and in making any recommendation to its stockholders, give due consideration to all relevant factors, including, but not limited to (A) the economic effect, both immediate and long-term, upon the Corporation's stockholders, including stockholders, if any, who do not participate in the transaction; (B) the social and economic effect on the employees, customers of, and others dealing with, the Corporation and its subsidiaries and on the communities in which the Corporation and its subsidiaries operate or are located; (C) whether the proposal is acceptable based on the historical and current operating results or financial condition of the Corporation; (D) whether a more favorable price could be obtained for the Corporation's stock or other securities in the future; (E) the reputation and business practices of the offeror and its management and affiliates as they would affect the employees of the Corporation and its subsidiaries; (F) the future value of the stock or any other securities of the Corporation; (G) any antitrust or other legal and regulatory issues that are raised by the proposal; and (H) the business and financial condition and earnings prospects of the acquiring person or entity, including, but not limited to, debt service and other existing financial obligations, financial obligations to be incurred in connection with the acquisition, and other likely financial obligations of the acquiring person or entity. If the Board of Directors determines that any proposed Business Combination (as defined in Section 3-601 of the Corporations and Associations Article of the Annotated Code of Maryland) or actual or proposed transaction which would or may involve a change in control of the Corporation should be rejected, it may take any lawful action to defeat such transaction, including, but not limited to, any or all of the following: advising stockholders not to accept the proposal; instituting litigation against the party making the proposal; filing complaints with governmental and regulatory authorities; acquiring the stock or any of the securities of the Corporation; selling or otherwise issuing authorized but unissued stock, other securities or granting options or rights with respect thereto; acquiring a company to create an antitrust or other regulatory problem for the party making the proposal; and obtaining a more favorable offer from another individual or entity.

          (5) The Corporation shall provide any indemnification permitted by the laws of Maryland and shall indemnify directors, officers, agents and employees as follows: (A) the Corporation shall indemnify its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law and (B) the Corporation shall indemnify other employees and agents, whether serving the Corporation or at its request any other entity, to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the Charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal or shall limit or eliminate the rights granted under indemnification agreements entered into by the Corporation and its directors, officers, agents and employees.

          (6) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages. No amendment of the Charter of the Corporation or repeal of any of its provisions shall limit or eliminate the benefits provided to directors and officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal.

          (7) For any stockholder proposal to be presented in connection with an annual meeting of stockholders of the Corporation, including any proposal relating to the nomination of a director to be elected to the Board of Directors of the Corporation, the stockholders must have given timely written notice thereof in writing to the Secretary of the Corporation in the manner and containing the information required by the By-Laws. Stockholder proposals to be presented in connection with a special meeting of stockholders will be presented by the Corporation only to the extent required by Section 2-502 of the Corporations and Associations Article of the Annotated Code of Maryland.

          (b) The Corporation reserves the right to amend, alter, change or repeal any provision contained in the Charter, including any amendments changing the terms or contract rights, as expressly set forth in the Charter, of any of its outstanding stock by classification, reclassification or otherwise, by a majority of the directors (including a majority of the Independent Directors, a majority of the directors elected by the holders of the Class B Common Stock and one director elected by the holders of the Class C Common Stock, if such Class B Common Stock and Class C Common Stock have at that time elected directors) adopting a resolution setting forth the proposed change, declaring its advisability, and either calling a special meeting of the stockholders certified to vote on the proposed change, or directing the proposed change to be considered at the next annual stockholders meeting. Unless otherwise provided herein, the proposed change will be effective only if it is adopted upon the affirmative vote of the holders of not less than a majority of the aggregate votes entitled to be cast thereon (considered for this purpose as a single class); provided however, that any amendment to, repeal of or adoption of any provision inconsistent with subparagraphs (a)(4),
(a)(6) or (a)(7) or this paragraph (b) of Article EIGHTH will be effective only if it is adopted upon the affirmative vote of not less than 80% of the aggregate votes entitled to be cast thereon (considered for this purpose as a single class) and any amendment to, repeal of, or adoption of any provision inconsistent with paragraphs (c) or (c-1) of Article SIXTH or Article SEVENTH will be effective only if it is adopted upon both (1) the affirmative vote of not less than 80% of the aggregate votes entitled to be cast thereon (considered for this purpose as a single class) and (2) the affirmative vote of not less than a majority of the aggregate votes entitled to be cast by the holders of the Class B Common Stock (in the case of paragraph (c) of Article SIXTH or Article SEVENTH) or by the holders of the Class C Common Stock (in the case of paragraph (c-1) of Article SIXTH or Article SEVENTH).

          (c) In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the By-Laws of the Corporation.

          (d) The enumeration and definition of particular powers of the Board of Directors included in the foregoing shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other Article of the Charter of the Corporation, or construed as or deemed by inference or otherwise in any manner to exclude or limit any powers conferred upon the Board of Directors under the General Laws of the State of Maryland now or hereafter in force.

     NINTH:    (a)  (1)  The following terms shall have the following meaning:

          "Aggregate Assumed Equity Interest in the Corporation" shall mean the aggregate equity interest in the Corporation represented by the Common Stock, the Class B Common Stock, the Class C Common Stock and the Units on the assumption that all shares of Class B Common Stock and Class C Common Stock and all such Units are exchanged for Common Stock

          "Beneficial Ownership" shall mean ownership of Capital Stock by a Person who would be treated as an owner of such shares of Capital Stock either directly or indirectly through the application of
     Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code, and any comparable successor provisions thereto. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have correlative meanings.

          "Beneficiary" shall mean any Qualified Charitable Organization which, from time to time, is designated by the Corporation to be a beneficiary of the Trust.

          "Board of Directors" shall mean the Board of Directors of the Corporation.

          "By-Laws" shall mean the By-Laws of the Corporation.

          "Capital Stock" shall mean stock that is Common Stock, Class B Common Stock, Class C Common Stock, Excess Stock or Preferred Stock.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          "Constructive Ownership" shall mean ownership of Capital Stock by a Person who would be treated as an owner of such shares of Capital Stock either directly or indirectly through the application of Section 318 of the Code, and any comparable successor provisions thereto, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructively Owns" and "Constructively Owned" shall have correlative meanings.

          "DeBartolo Family Group" shall mean the Estate of Edward J. DeBartolo, Sr., Edward J. DeBartolo, Jr. and Marie Denise DeBartolo York, other members of the immediate family of any of the foregoing, any other lineal descendants of any of the foregoing, any estates of any of the foregoing, any trusts established for the benefit of any of the foregoing, and any other entity controlled by any of the foregoing.

          "DeBartolo Family Group Initial Aggregate Assumed Equity Interest in the Corporation" shall mean the portion of the Aggregate Assumed Equity Interest in the Corporation owned by the DeBartolo Family Group immediately following the closing of the Merger.

          "Exchange Rights" shall mean any rights granted to limited partners of Simon DeBartolo Group, L.P., a Delaware limited partnership (including pursuant to an Exchange Rights Agreement) and Simon Property Group L.P., a Delaware limited partnership, to exchange (subject to the Ownership Limit) limited partnership interests in such Partnership for shares of Capital Stock.

          "Independent Director" shall mean a director of the Corporation who is neither employed by the Corporation nor a member (or an affiliate of a member) of the Simon Family Group or the DeBartolo Family Group.

          "Market Price" of any class of Capital Stock on any date shall mean the average of the Closing Price for the five consecutive Trading Days ending on such date, or if such date is not a Trading Date, the five consecutive Trading Days preceding such date. The "Closing Price" on any date shall mean (i) the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange, or (ii) if such class of Capital Stock is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such class of capital stock is listed or admitted to trading, or (iii) if such class of capital stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotations systems that may then be in use, or (iv) if such class of Capital Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such class of Capital Stock selected by the Board of Directors.

          "Merger" shall mean the merger, pursuant to the Agreement and Plan of Merger dated March 26, 1996, among the Corporation, Day Acquisition Corp., an Ohio corporation and a wholly owned subsidiary of the Corporation ("Sub"), and DeBartolo Realty Corporation, an Ohio corporation ("DeBartolo"), pursuant to which merger Sub shall be merged with and into DeBartolo.

          "Option" shall mean any options, rights, warrants or convertible or exchangeable securities containing the right to subscribe for, purchase or receive upon exchange or conversion shares of Capital Stock.

          "Ownership Limit" shall mean (x) in the case of any member of the Simon Family Group, 24%, and (y) in the case of any other Person, 6%, in each case, of any class of Capital Stock, or any combination thereof, determined by (i) number of shares outstanding, (ii) voting power or (iii) value (as determined by the Board of Directors), whichever produces the smallest holding of Capital Stock under the three methods, computed with regard to all outstanding shares of Capital Stock and, to the extent provided by the Code, all shares of Capital Stock issuable under outstanding Options and Exchange Rights that have not been exercised.

          "Person" shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as the term is used for purposes of
     Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

          "Purported Beneficial Holder" shall mean, with respect to any event (other than a purported Transfer) which results in Excess Stock, the Person for whom the Purported Record Holder held shares that were, pursuant to subparagraph (a)(3) of this article NINTH, automatically converted into Excess Stock upon the occurrence of such event.

          "Purported Beneficial Transferee" shall mean, with respect to any purported Transfer which results in Excess Stock, the purported beneficial transferee for whom the Purported Record Transferee would have acquired shares of Common Stock or Preferred Stock if such Transfer had been valid under subparagraph (a)(2) of this Article NINTH.

          "Purported Record Holder" shall mean, with respect to any event (other than a purported Transfer) which results in Excess Stock, the record holder of the shares that were, pursuant to subparagraph
     (a)(3) of this Article NINTH, automatically converted into Excess Stock upon the occurrence of such event.

          "Purported Record Transferee" shall mean, with respect to any purported Transfer which results in Excess Stock, the record holder of the Common Stock or the Preferred Stock if such Transfer had been valid under subparagraph (a)(2) of this Article NINTH.

          "Qualified Charitable Organization" shall mean (i) any entity which would be exempt from federal income under Section 501(c)(3) of the Code and to which contributions are deductible under Section 170 of the Code or (ii) any federal, state or local government entity.

          "REIT" shall mean a real estate investment trust under Section 856 of the Code.

          "Restriction Termination Date" shall mean the first day after the effective date of the Merger on which the Corporation's status as a REIT shall have been terminated by the Board of Directors and the stockholders of the Corporation.

          "Simon Family Group" shall mean Melvin Simon, Herbert Simon and David Simon, other members of the immediate family of any of the foregoing, any other lineal descendants of any of the foregoing, any estates of any of the foregoing, any trust established for the benefit of any of the foregoing, and any other entity controlled by any of the foregoing.

          "Simon Family Group Initial Aggregate Assumed Equity Interest in the Corporation" shall mean the portion of the Aggregate Assumed Equity Interest in the Corporation owned by the Simon Family Group immediately following the closing of the Merger.

          "Trading Day" shall mean, with respect to any class of Capital Stock, a day on which the principal national securities exchange on which such class of Capital Stock is listed or admitted to trading is open for the transaction of business or, if such class of Capital Stock is not listed or admitted to trading on any national securities exchange, shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

          "Transfer" shall mean any sale, transfer, gift, hypothecation, pledge, assignment, devise or other disposition of Capital Stock (including (i) the granting of any option (including an option to acquire an Option or any series of such options) or entering into any agreement for the sale, transfer or other disposition of Capital Stock or (ii) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Capital Stock), whether voluntary or involuntary, whether of record, constructively or beneficially and whether by operation of law or otherwise.

          "Trust"  shall  mean the trust created pursuant to  subparagraph
     (b)(1) of this Article NINTH.

          "Trustee" shall mean any trustee for the Trust (or any successor trustee) appointed from time to time by the Corporation; provided, however, during any period in which Excess Stock is issued and outstanding the Corporation shall undertake to appoint trustees of the Trust which trustees are unaffiliated with the Corporation.

          "Undesignated Excess Stock" shall have the meaning set forth in subparagraph (b)(3) of this Article NINTH.

          "Units"   shall  mean  units  representing  limited  partnership
     interests   in  Simon  Property  Group,  L.P.  or  DeBartolo   Realty
     Partnership L.P.

          (2) (A) Except as provided in subparagraph (a)(9) of this Article NINTH, from the effective date of the Merger and prior to the Restriction Termination Date, no Person shall Beneficially Own or Constructively Own shares of the outstanding Capital Stock in excess of the Ownership Limit.

               (B) Except as provided in subparagraph (a)(9) of this Article NINTH, from the effective date of the Merger and prior to the Restriction Termination Date, any Transfer that, if effective, would result in any Person Beneficially Owning or Constructively Owning Capital Stock in excess of the Ownership Limit shall be void ab initio as to the Transfer of that number of shares of Capital Stock which would be otherwise Beneficially or Constructively Owned by such Person in excess of the Ownership Limit; and the intended transferee shall acquire no rights in such shares of Common Stock or Preferred Stock in excess of the Ownership Limit.

               (C) Except as provided in subparagraph (a)(9) of this Article NINTH, from the effective date of the Merger and prior to the Restriction Termination Date, any Transfer that, if effective, would result in the Capital Stock being Beneficially Owned by fewer than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio; and the intended transferee shall acquire no rights in such shares of Common Stock or Preferred Stock.

               (D) Except as provided in subparagraph (a)(9) of this Article NINTH, from the effective date of the Merger and prior to the Restriction Termination Date, any Transfer of shares or other event or transaction involving Capital Stock that, if effective, would result in the Corporation being "closely held" within the meaning of
     Section 856(h) of the Code shall be void ab initio as to the Transfer of that number of shares or other event or transaction of Capital Stock which would cause the Corporation to be "closely held" within the meaning of Section 856(h) of the Code; and the intended transferee shall acquire no rights in such shares of Common Stock or Preferred Stock in excess of the Ownership Limit.

          (3) (A) If, notwithstanding the other provisions contained in this Article NINTH, at any time after the effective date of the Merger and prior to the Restriction Termination Date, there is a purported Transfer or other event such that any Person would Beneficially Own or Constructively Own Capital Stock in excess of the Ownership Limit, then, except as otherwise provided in subparagraph
     (a)(9), each such share of Common Stock or Preferred Stock which, when taken together with all other Capital Stock, would be in excess of the Ownership Limit (rounded up to the nearest whole share), shall automatically be converted into one share of Excess Stock, as further described in subparagraph (a)(3)(C) below and such shares of Excess Stock shall be automatically transferred to the Trustee as trustee for the Trust. The Corporation shall issue fractional shares of Excess Stock if required by such conversion ratio. Such conversion shall be effective as of the close of business on the business day prior to the date of the Transfer or other event.

               (B) If, notwithstanding the other provisions contained in this Article NINTH, at any time after the effective date of the Merger and prior to the Restriction Termination Date, there is a purported Transfer or other event which, if effective, would cause the Corporation to become "closely held" within the meaning of
     Section 856(h) of the Code, then each share of Common Stock or Preferred Stock being Transferred or which are otherwise affected by such event and which, in either case, would cause, when taken together with all other Capital Stock, the Corporation to be "closely held" within the meaning of Section 856(h) of the Code (rounded up to the nearest whole share) shall automatically be converted into one share of Excess Stock, as further described in subparagraph (a)(3)(C) of this Article NINTH, and such shares of Excess Stock shall be automatically transferred to Trustee as trustee for the Trust. The Corporation shall issue fractional shares of Excess Stock if required by such conversion ratio. Such conversion shall be effective as of the close of business on the business day prior to the date of the Transfer or other event.

               (C) Upon conversion of Common Stock or Preferred Stock into Excess Stock pursuant to this subparagraph (a)(3) of this Article NINTH, Common Stock shall be converted into Excess Common Stock and Preferred Stock shall be converted into Excess Preferred Stock.

          (4) If the Board of Directors or its designees shall at any time determine in good faith that a Transfer or other event has taken place in violation of subparagraph (a)(2) of this Article NINTH or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Capital Stock in violation of subparagraph (a)(2) of this Article NINTH, the Board of Directors or its designees may take such action as it or they deem advisable to refuse to give effect to or to prevent such Transfer or other event, including, but not limited to, refusing to give effect to such Transfer or other event on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event or transaction; provided, however, that any Transfers or attempted Transfers (or, in the case of events other than a Transfer, Beneficial Ownership or Constructive Ownership) in violation of subparagraphs (a)(2)(A), (B), (C) and (D) of this Article NINTH shall be void ab initio and any Transfers or attempted Transfers (or, in the case of events other than a Transfer, Beneficial Ownership or Constructive Ownership) in violation of subparagraphs (a)(2)(A), (B), and (D) shall automatically result in the conversion described in subparagraph (a)(3), irrespective of any action (or non-action) by the Board of Directors or its designees.

          (5) Any Person who acquires or attempts to acquire shares of Capital Stock in violation of subparagraph (a)(2) of this Article NINTH, or any Person who is a transferee such that Excess Stock results under subparagraph (a)(3) of this Article NINTH, shall immediately give written notice to the Corporation of such event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or attempted Transfer or other event on the Corporation's status as a REIT.

          (6) From the effective date of the Merger and prior to the Restriction Termination Date:

               (A) Every Beneficial Owner or Constructive Owner of more than 5%, or such lower percentages as required pursuant to regulations under the Code, of the outstanding Capital Stock of the Corporation shall, before January 30 of each year, give written notice to the Corporation stating the name and address of such Beneficial Owner or Constructive Owner, the general ownership structure of such Beneficial Owner or Constructive Owner, the number of shares of each class of Capital Stock Beneficially Owned or Constructively Owned, and a description of how such shares are held.

               (B) Each Person who is a Beneficial Owner or Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial Owner or Constructive Owner shall provide on demand to the Corporation such information as the Corporation may request from time to time in order to determine the Corporation's status as a REIT and to ensure compliance with the Ownership Limit.

          (7) Subject to subparagraph (a)(12) of this Article NINTH, nothing contained in this Article NINTH shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders by preservation of the Corporation's status as REIT and to ensure compliance with the Ownership Limit.

          (8) In the case of an ambiguity in the application of any of the provisions of subparagraph (a) of this Article NINTH, including any definition contained in subparagraph (a)(1), the Board of Directors shall have the power to determine the application of the provisions of this subparagraph (a) with respect to any situation based on the facts known to it.

          (9) The Board of Directors upon receipt of a ruling from the Internal Revenue Service or an opinion of tax counsel in each case to the effect that the restrictions contained in subparagraphs
     (a)(2)(A), (B), (C) and (D) of this Article NINTH will not be violated, may exempt a Person from the Ownership Limit:

               (A) (i) if such Person is not an individual for purposes of Section 542(a)(2) of the Code, or (ii) if such Person is an underwriter which participates in a public offering of Common Stock or Preferred Stock for a period of 90 days following the purchase by such underwriter of the Common Stock or Preferred Stock, or (iii) in such other circumstances which the Board of Directors determines are appropriately excepted from the Ownership Limit, and

               (B) the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual's Beneficial Ownership and Constructive Ownership of Capital Stock will violate the Ownership Limit and agrees that any violation or attempted violation will result in such Common Stock or Preferred Stock being converted into shares of Excess Stock in accordance with subparagraph (a)(3) of this Article NINTH.

          (10) From the effective date of the Merger and until the Restriction Terminate Date, each certificate for the respective class of Capital Stock shall bear the following legend:

          The shares of Capital Stock represented by this certificate are subject to restrictions on transfer for the purpose of the Corporation's maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended from time to time (the "Code"). Transfers in contravention of such restrictions shall be void ab initio. Unless excepted by the Board of Directors of the Corporation, no Person may (1) Beneficially Own or Constructively Own shares of Capital Stock in excess of 6% (other than members of the Simon Family Group, whose relevant percentage is 24%) of the value of any class of outstanding Capital Stock of the Corporation, or any combination thereof, determined as provided in the Corporation's Charter, as the same may be amended from time to time (the "Charter"), and computed with regard to all outstanding shares of Capital Stock and, to the extent provided by the Code, all shares of Capital Stock issuable under existing Options and Exchange Rights that have not been exercised; or (2) Beneficially Own Capital Stock which would result in the
          Corporation being "closely held" under Section 856(h) of the Code. Unless so excepted, any acquisition of Capital Stock and continued holding of ownership constitutes a continuous representation of compliance with the above limitations, and any Person who attempts to Beneficially Own or Constructively Own shares of Capital Stock in excess of the above limitations has an affirmative obligation to notify the Corporation immediately upon such attempt. If the restrictions on transfer are violated, the transfer will be void ab initio and the shares of Capital Stock represented hereby will be automatically converted into shares of Excess Stock and will be transferred to the Trustee to be held in trust for the benefit of one or more Qualified Charitable Organizations, whereupon such Person shall forfeit all rights and interests in such Excess Stock. In addition, certain Beneficial Owners or Constructive Owners must give written notice as to certain information on demand and on an annual basis. All capitalized terms in this legend have the meanings defined in the Charter. The Corporation will mail without charge to any requesting stockholder a copy of the Charter, including the express terms of each class and series of the authorized capital stock of the Corporation, within five days after receipt of a written request therefor.

          (11) If any provision of this Article NINTH or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected, and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

          (12) Nothing in this Article NINTH shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange.

          (b) (1) Upon any purported Transfer or other event that results in Excess Stock pursuant to subparagraph (a)(3) of this Article NINTH, such Excess Stock shall be deemed to have been transferred to the Trustee as trustee of the Trust for the exclusive benefit of one or more Qualifying Charitable Organizations as are designated from time to time by the Board of Directors with respect to such Excess Stock. Shares of Excess Stock held in trust shall be issued and outstanding stock of the Corporation. The Purported Record Transferee or Purported Record Holder and the Purported Beneficial Transferee or Purported Beneficial Holder shall have no rights in such Excess Stock, except such rights to certain proceeds upon Transfer of shares of Excess Stock or upon any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation as are expressly set forth herein.

          (2) Excess Stock shall be entitled to dividends in an amount equal to any dividends which are declared and paid with respect to shares of Common Stock or Preferred Stock from which such shares of Excess Stock were converted. Any dividend or distribution paid prior to discovery by the Corporation that shares of Common Stock or Preferred Stock have been converted into Excess Stock shall be repaid to the Corporation upon demand for delivery to the Trustee. The recipient of such dividend shall be personally liable to the Trust for such dividend. Any dividend or distribution declared but unpaid shall be rescinded as void ab initio with respect to such shares of Common Stock or Preferred Stock and shall automatically be deemed to have been declared and paid with respect to the shares of Excess Stock into which such shares of Common Stock or Preferred Stock shall have been converted.

          (3) In the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation, (i) subject to the preferential rights of the Preferred Stock, if any, as may be determined by the Board of Directors and the preferential rights of the Excess Preferred Stock, if any, each holder of shares of Excess Common Stock shall be entitled to receive, ratably with each other holder of Common Stock and Excess Common Stock that portion of the assets of the Corporation available for distribution to the holders of Common Stock or Excess Common Stock as the number of shares of the Excess Common Stock held by such holder bears to the total number of shares of Common Stock and the number of shares of Excess Common Stock then outstanding and
     (ii) each holder of shares of Excess Preferred Stock shall be entitled to receive that portion of the assets of the Corporation which a holder of the shares of Preferred Stock that were converted into such shares of Excess Preferred Stock would have been entitled to receive had such shares of Preferred Stock remained outstanding. Notwithstanding the foregoing, distributions shall not be made to holders of Excess Stock except in accordance with the following sentence. The Corporation shall distribute to the Trustee, as holder of the Excess Stock in trust, on behalf of the Beneficiaries any such assets received in respect of the Excess Stock in any liquidation, dissolution or winding up of, or any distribution of the assets of the Corporation. Following any such distribution, the Trustee shall distribute such proceeds between the Purported Record Transferee or Purported Record Holder, as appropriate, and the Qualified Charitable Organizations which are Beneficiaries in accordance with procedure for distribution of proceeds upon Transfer of Excess Stock set forth in subparagraph (b)(5) of this Article NINTH; provided, however, that with respect to any Excess Stock as to which no Beneficiary shall have been determined within 10 days following the date upon which the Corporation is prepared to distribute assets ("Undesignated Excess Stock"), any assets that would have been distributed on account of such Undesignated Excess Stock had a Beneficiary been determined shall be distributed to the holders of Common Stock and the Beneficiaries of the Trust designated with respect to shares of Excess Common Stock, or to the holders of Preferred Stock and the Beneficiaries of the Trust designated with respect to shares of Excess Preferred Stock as determined in the sole discretion of the Board of Directors.

          (4) Excess Stock shall be entitled to such voting rights as are ascribed to shares of Common Stock or Preferred Stock from which such shares of Excess Stock were converted. Any voting rights exercised prior to discovery by the Corporation that shares of Common Stock or Preferred Stock have been converted into Excess Stock shall be rescinded and recast as determined by the Trustee.

          (5) (A) Following the expiration of the ninety day period referred to in subparagraph (b)(6) of this Article NINTH, Excess
     Stock shall be transferable by the Trustee to any Person whose Beneficial Ownership or Constructive Ownership of shares of Capital Stock outstanding, after giving effect to such Transfer, would not result in the shares of Excess Stock proposed to be transferred constituting Excess Stock in the hands of the proposed transferee. A Purported Record Transferee or, in the case of Excess Stock resulting from any event other than a purported Transfer, the Purported Record Holder shall have no rights whatsoever in such Excess Stock, except that such Purported Record Transferee or, in the case of Excess Stock resulting from any event other than a purported Transfer, the Purported Record Holder, upon completion of such Transfer, shall be entitled to receive the lesser of a price per share for such Excess Stock not in excess (based on the information provided to the Corporation in the notice given pursuant to this subparagraph
     (b)(5)(A)) of (x) the price per share such Purported Beneficial Transferee paid for the Common Stock or Preferred Stock in the purported Transfer that resulted in the Excess Stock, or (y) if the Purported Beneficial Transferee did not give value for such shares of Excess Stock (through a gift, devise or other transaction), a price per share of Excess Stock equal to the Market Price of the Common Stock or Preferred Stock on the date of the purported Transfer that resulted in the Excess Stock. Upon such transfer of any interest in Excess Stock held by the Trust, the corresponding shares of Excess Stock in the Trust shall be automatically converted into such number of shares of Common Stock or Preferred Stock (of the same class as the shares that were converted into such Excess Stock) as is equal to the number of shares of Excess Stock, and such shares of Common Stock or Preferred Stock (of the same class as the shares that were converted into such Excess Stock) as is equal to the number of shares of Excess Stock, and such shares of Common Stock or Preferred Stock shall be transferred of record to the proposed transferee of the Excess Stock. If, notwithstanding the provisions of this Article NINTH, under any circumstances, a Purported Transferee receives an amount for shares of Excess Stock that exceeds the amount provided by the formula set forth above, the Purported Transferee must pay the excess to the Trust. Prior to any transfer resulting in Common Stock or Preferred Stock being converted into Excess Stock, the Purported Record Transferee and Purported Beneficial Transferee, jointly, or Purported Record Holder and Purported Beneficial Holder, jointly, must give written notice to the Corporation of the date and sale price of the purported Transfer that resulted in Excess Stock or the Market Price on the date of the other event that resulted in Excess Stock. Prior to a Transfer by the Trustee of any shares of Excess Stock, the intended transferee must give advance notice to the Corporation of the information (after giving effect to the intended Transfer) required under subparagraph (a)(6), and the Corporation must have waived in writing its purchase rights, if any, under subparagraph (b)(6) of this Article NINTH. The Board of Directors may waive the notice requirements of this subparagraph in such circumstances as it deems appropriate.

               (B) Notwithstanding the foregoing, if the provisions of paragraph (b)(5) of this Article NINTH are determined to be void or invalid by virtue of any legal decision, statue, rule or regulation, then the Purported Beneficial Transferee or Purported Beneficial Holder of any shares of Excess Stock may be deemed, at the option of the Corporation, to have acted as an agent on behalf of the Trust, in acquiring or holding such shares of Excess Stock and to hold such shares of Excess Stock in trust on behalf of the Trust.

          (6) Shares of Excess Stock shall be deemed to have been offered for sale by the Trust to the Corporation, or its designee, at a price per share of Excess Stock equal to the lesser of:

               (A) (i) in the case of Excess Stock resulting from a purported Transfer, (x) the price per share of the Common Stock or Preferred Stock in the transaction that created such Excess Stock (or, in the case of devise or gift, the Market Price of the Common Stock or Preferred Stock at the time of such devise or gift), or (y) in the absence of a notice from the Purported Record Transferee or Purported Record Holder and Purported Beneficial Transferee to the Corporation within ten days after request therefor, such price as may be determined by the Board of Directors in its sole discretion, which price per share of Excess Stock shall be equal to the lowest Market Price of Common Stock or Preferred Stock (whichever resulted in Excess Stock) at any time prior to the date the Corporation, or its designee, accepts such offer; or

                     (ii) in the case of Excess Stock resulting from an event other than a Purported Transfer, (x) the Market Price of the Common Stock or Preferred Stock on the date of such event, or (y) in the absence of a notice from the Purported Record Holder and Purported Beneficial Holder to the Corporation within ten days after request therefor, such price as may be determined, by the Board of Directors in its sole discretion, which price shall be the lowest Market Price for shares of Common Stock or Preferred Stock (whichever resulted in Excess Stock) at any time from the date of the event resulting in Excess Stock and prior to the date the Corporation, or its designee, accepts such offer, and

               (B)   the  Market  Price of the Common Stock  or  Preferred
     Stock on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer for a period of ninety days after the later of (i) the date of the Transfer which resulted in such shares of Excess Stock and (ii) the date the Board of Directors determines in good faith that a Transfer or other event resulting in shares of Excess Stock has occurred, if the Corporation does not receive a notice of such Transfer or other event pursuant to subparagraph (a)(5) of this Article NINTH.

     TENTH: Whenever the Corporation shall have the obligation to purchase Units and shall have the right to choose to satisfy such obligation by purchasing such Units either with cash or with Common Stock, the determination whether to utilize cash or Common Stock to effect such purchase shall be made by majority vote of the Independent Directors.

     ELEVENTH: The duration of the Corporation shall be perpetual. The Corporation shall be subject to termination at any time by the vote of the holders of a majority of the outstanding shares of Common Stock, Class B Common Stock, Class C Common Stock, and Series A Preferred Stock entitled to vote thereon.

     TWELFTH: In the event any term, provision, sentence or paragraph of the Charter of the Corporation is declared by a court of competent jurisdiction to be invalid or unenforceable, such term, provision, sentence or paragraph shall be deemed severed from the remainder of the Charter, and the balance of the Charter shall remain in effect and be enforced to the fullest extent permitted by law and shall be construed to preserve the intent and purposes of the Charter. Any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such term, provision, sentence or paragraph of the Charter in any other jurisdiction.

     IN  WITNESS  WHEREOF,  I  have  signed these  Articles  of  Incorporation,
acknowledging the same to be my act, on [            ], 1996.

Witness:






     SECOND:   (a)  As of immediately before the amendment the total number  of shares of stock of all classes which the Corporation has authority to issue  is

412,000,000  shares, of which shares 246,000,000 are Common  Stock,  12,000,000 are  Class  B  Common  Stock,  4,000,000 are  Series  A  Preferred  Stock,  and

150,000,000 are Excess Stock.

                (b)   As  amended the total number of shares of  stock  of  all

classes which the Corporation has authority to issue is 650,000,000 shares,  of which  383,996,000  shares  are  Common Stock (par  value  $.0001  per  share),

12,000,000 shares are Class B Common Stock (par value $.0001 per share),  4,000 shares  are Class C Common Stock (par value $.0001 per share), 4,000,000 shares are  Series  A  Preferred Stock (par value $.0001 per share),  and  250,000,000 shares are Excess Stock (par value $.0001 per share).

               (c)  The aggregate par value of all shares having a par value is

$41,200 before the amendment and $65,000.00 as amended.

                (d)   The  shares of stock of the Corporation are divided  into

classes,  and the amendment contains a description, as amended, of each  class,

including  the  preferences,  conversion  and  other  rights,  voting   powers,

restrictions,  limitations  as  to dividends,  qualifications,  and  terms  and conditions of redemption.

     THIRD:     The  foregoing amendment to the Charter of the Corporation  has been  approved  by  a  majority of the entire Board of  Directors  and  by  the requisite number of shares entitled to vote on the matter.

IN  WITNESS WHEREOF, SIMON PROPERTY GROUP, INC. has caused these presents to be signed  in  its  name and on its behalf by its President and witnessed  by  its

Secretary on [           ], 1996.




WITNESS:





Secretary SIMON PROPERTY GROUP, INC.



By

President




      THE UNDERSIGNED, President of SIMON PROPERTY GROUP, INC., who executed on behalf of the Corporation the foregoing Articles of Amendment and Restatement of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment and Restatement to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.




                                 By

                                   ______________________
                                   President